STEWARD FUNDS, INC.
(“SFI”)
on behalf of its series
Steward Large Cap Enhanced Index Fund
Steward Global Equity Income Fund
Steward International Enhanced Index Fund
Steward Select Bond Fund
(each, a “Fund”)

and

CAPSTONE SERIES FUND, INC.
(“CSFI”)
on behalf of its series
Steward Small-Mid Cap Enhanced Index Fund
(a”Fund”)

3700 West Sam Houston Parkway South
Suite 250Houston, TX 77042

October 21, 2011

Dear Shareholder:

We cordially invite you to attend a Special Meeting of Shareholders of the Funds on November 18, 2011 to consider two proposals that are described in greater detail in the enclosed proxy statement.  Please read the enclosed information carefully and then submit your vote promptly.

Capstone Asset Management Company (“CAMCO”) is a wholly-owned subsidiary of Capstone Financial Services, Inc. (“CFS”).  Edward L. Jaroski and Dan Watson, the two founders of CFS, currently own Class A shares of CFS that confer on each of them over 30% of the voting power over CFS.  (Messrs. Jaroski and Watson currently have equity interests in CFS totaling 17.69% and 17.13%, respectively, of the outstanding shares of CFS.)  Under applicable law, a person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a company shall be presumed to control such company.  Thus, Mr. Jaroski and Mr. Watson may each be deemed to have a controlling interest in CFS by reason of voting power.  No other person has a controlling interest in CFS.

On or after November 1, 2011:

a.	Mr. Watson will sell all his shares of CFS to Steward Financial Holdings, Inc. so that he will retain no shares or voting power in CFS.
b.
Mr. Jaroski will reduce his voting power over CFS from 30.95% to 21.10% by converting his current holdings to a share class with lesser voting rights.  Mr. Jaroski’s equity ownership of CFS will remain at 17.69% of the outstanding CFS shares.

c.
Steward Financial Holdings, Inc. (which currently has 20.46% of the voting power and 42.18% of the equity ownership of CFS) will, after the transfer, have 51.46% of the voting power over CFS and own 59.31% of the outstanding shares of CFS.

d.	No other person will have a controlling interest in CFS.

The terms of sale of Mr. Watson’s shares are as follows.  Mr. Watson sold an option to SFH for $100,000 to acquire all of his shares for the exercise price of $1,724,294 payable as set forth below, at any time during the period beginning May 12, 2011 with an exercise period ending on January 13, 2012. The closing date is anticipated to be on or about November 1, 2011 with an initial payment of $324,294 and a promissory note issued by SFH for the amount of $1,400,000 with interest at a rate per annum of three and one-half percent (3.5%).

Mr. Jaroski’s share transaction is a conversion of his Class A shares for Class B shares, which have lesser voting rights.

The Transaction will be deemed to change the control of CAMCO, as defined under applicable law, which will cause each Fund’s investment advisory agreement with CAMCO to terminate.  Applicable law also provides that a new advisory agreement to provide for ongoing management of each Fund must be approved by each Fund’s shareholders.  The Funds’ Boards of Directors (“Boards”) recommend that shareholders approve a new advisory agreement with CAMCO.  For all the Funds except Steward Small-Mid Cap Enhanced Index Fund, the new agreement is substantially similar to the Funds’ current agreements except for the date and term of the new agreement and the fact that one investment advisory agreement will be used for all the Funds instead of the current three separate, substantially identical, agreements.  The Funds’ fee schedules will not change.

For Steward Small-Mid Cap Enhanced Index Fund, the new investment advisory agreement will eliminate provisions for administration services.  Administration services will, instead, be provided under the administration agreement that is used for the other Funds.  The administrator will be CAMCO affiliate, CFS Consulting Services, LLC.  Thus, the investment advisory agreement, which will be the same agreement used for the other Funds, will provide only for investment advisory services.  The services and fee schedule provided under the new advisory agreement will be unchanged from those under the current advisory agreement.  There will be no material differences in the  administration services provided by CFS Consulting Services, LLC under the new administration agreement compared with those provided under the current agreement, and the fee schedule under the new administration agreement will be identical to the administration fee schedule in the current advisory agreement.

The Boards are also taking this opportunity to ask shareholders to elect an additional independent Director and to re-elect the Fund’s current Directors.  Each Board currently consists of one insider Director and four independent Directors.  Each Board believes it is desirable to maintain a heavy weighting of independent Directors and that the election of an additional independent Director will help preserve this weighting in the event a current independent Director should resign or retire.  Election of an additional Director, plus re-election of the Fund’s current Directors, will also preserve the ability of the Board to appoint new or replacement Directors in the future without incurring the costs of soliciting shareholder approval at that time.

The Funds’ Directors unanimously recommend that you vote FOR the new investment advisory agreement and  to elect the nominees for Director.

    Detailed information concerning these proposals is contained in the enclosed Proxy Statement. We strongly urge you to participate in the Meeting by reviewing the Proxy Statement and completing, signing and returning the proxy card promptly in the enclosed postage-paid envelope.  It is important that your vote be received no later than November 17, 2011.  If you have questions regarding these materials please call 1-800-262-6631.

Sincerely,

Edward L. Jaroski
Chairman

STEWARD FUNDS, INC.
(“SFI”)
on behalf of its series
Steward Large Cap Enhanced Index Fund
Steward Global Equity Income Fund
Steward International Enhanced Index Fund
Steward Select Bond Fund

and

CAPSTONE SERIES FUND, INC.
(“CSFI”)
on behalf of its series
Steward Small-Mid Cap Enhanced Index Fund

3700 West Sam Houston Parkway South
Suite 250
Houston, Texas 77042

Notice of Meeting of Shareholders
To be held on November 18, 2011

Notice is hereby given that a Special Meeting of Shareholders (“Meeting”) of the Steward Large Cap Enhanced Index Fund, Steward Small-Mid Cap Enhanced Index Fund, Steward Global Equity Income Fund, Steward International Enhanced Index Fund and Steward Select Bond Fund (“Funds”) will be held on November 18, 2011 at the Fund’s offices at 3700 West Sam Houston Parkway South, Suite 250, Houston, Texas 77042  at 9:00 a.m. Central Standard Time for the following purposes, which are more fully described in the Proxy Statement:

Proposal 1
To approve a new investment advisory contract with Capstone Asset Management Company

Steward Large Cap Enhanced Index Fund, Steward Global Equity Income Fund, Steward International Enhanced Index Fund, Steward Select Bond Fund

Proposal 2	To approve a new investment advisory contract with Capstone Asset Management Company and a new administration agreement with CFS Consulting Services, LLC Steward Small-Mid Cap Enhanced Index Fund
Proposal 3	To elect Directors, including a new independent Director all Funds
Other	To transact any other business that may properly come before the Meeting or any adjournments or postponements thereof all Funds

 The Boards of Directors of the Funds have fixed the close of business on August 22, 2011 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

The Funds’ Directors unanimously recommend that you vote FOR Proposals 1 and 2 and FOR each of the nominees for Director.

Your vote is important, regardless of the number of shares you own of a Fund.  You can vote easily by completing the enclosed proxy card and by signing, dating and returning it in the enclosed self-addressed, postage-paid envelope.  Or you may vote in person at the Meeting.*  Please help the Funds avoid the expense of additional mailings by submitting your proxy today.

We will be happy to answer your questions or provide additional information on request.  Please call 1-800-262-6631.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on November 18, 2011.

The notice of meeting, proxy statement and form of proxy card are available on the Internet at www.stewardmutualfunds.com. Additional information about the Funds is available in their prospectus, statement of additional information and semi-annual and annual reports to shareholders.  The most recent annual report for the Funds for the fiscal year ended April 30, 2011 and the semi-annual report for the period ended October 31, 2010, respectively, have been mailed previously to shareholders.  If you would like to receive additional copies of any of these reports for the Funds free of charge, please contact the Funds at the address indicated on the front page of this Proxy Statement or call the Funds toll-free at 1-800-468-6337.  Any such reports requested will be sent by first class mail within three business days of receipt of the request.

By Order of the Boards of Directors,
Steward Funds, Inc. and Capstone Series Fund, Inc.

Richard A. Nunn, Secretary
October 21, 2011

* To attend the Meeting in person, you will need to show proof of ownership of shares of the Funds, such as your proxy card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a proxy card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of shares of the Funds.

PROXY STATEMENT

STEWARD FUNDS, INC.
(“SFI”)
on behalf of its series
Steward Large Cap Enhanced Index Fund
Steward Global Equity Income Fund
Steward International Enhanced Index Fund
Steward Select Bond Fund
(each, a “Fund”)

and

CAPSTONE SERIES FUND, INC.
(“CSFI”)
on behalf of its series
Steward Small-Mid Cap Enhanced Index Fund
(a “Fund”)

3700 West Sam Houston Parkway South
Suite 250
Houston, Texas 77042

SPECIAL MEETING OF SHAREHOLDERS
November 18, 2011

This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Boards of Directors (“Boards”) of Steward Funds, Inc. and Capstone Series Fund, Inc., to be voted at a special meeting of shareholders (“Meeting”) to be held November 18, 2011 at 3700 West Sam Houston Parkway South, Suite 250, Houston, Texas 77042., at 9:00 a.m. Central Standard Time, for the following purposes, which are described in greater in the Proxy Statement.

Proposal 1
To approve a new investment advisory contract with Capstone Asset Management Company

Steward Large Cap Enhanced Index Fund, Steward Global Equity Income Fund, Steward International Enhanced Index Fund, Steward Select Bond Fund

Proposal 2	To approve a new investment advisory contract with Capstone Asset Management Company and a new administration agreement with CFS Consulting Services, LLC Steward Small-Mid Cap Enhanced Index Fund
Proposal 3	To elect Directors, including a new independent Director all Funds
Other	To transact any other business that may properly come before the Meeting or any adjournments or postponements thereof.

The Boards have fixed the close of business on August 22, 2011 as the record date (“Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement of the Meeting. Shareholders of record as of the Record Date will be entitled to one vote for each share held, and to a fractional vote in proportion to each fractional share held. As of the Record Date, the number of shares outstanding for each Fund were:

Name of Fund	Shares Outstanding on Record Date
Steward Large Cap Enhanced Index Fund	6,150,574
Steward Small-Mid Cap Enhanced Index Fund	7,727,075
Steward Global Equity Income Fund	4,596,370
Steward International Enhanced Index Fund	4,115,621
Steward Select Bond Fund	5,776,268

The approximate mailing date for this Proxy Statement is October 24, 2011 or as soon as practicable thereafter.

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting.  Shares represented by properly executed proxies received prior to the Meeting, unless revoked prior to the Meeting, will be voted at the Meeting in accordance with instructions indicated thereon.  If no instructions are given, properly executed proxies will be voted in favor of each Proposal.  The persons named as proxy holders on the proxy card will vote in their discretion on any other business that may properly come before the Meeting or any adjournment or postponement thereof.  A valid proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) the person executing the proxy revokes it before the vote pursuant to that proxy is taken, (a) by a writing delivered to the Funds stating that the proxy is revoked, or (b) by executing a subsequent proxy, or (c) by attending the Meeting in person and voting, or (d) using any electronic, telephonic, computerized or other alternative means of revocation authorized by the Boards for authorizing the proxy to act; or (ii) the Funds receive written notice of the death or incapacity of the person executing that proxy  before the vote pursuant to that proxy is counted.  Unless otherwise specifically limited by their terms, proxies shall entitle the shareholder to vote at any adjournment or postponement of the Meeting.

For Steward Small-Mid Cap Fund, the presence in person or by proxy of holders of record of one third of the shares of the Fund shall constitute a quorum at the Meeting for acting on proposals with respect to that Fund.  For the other Funds, the presence in person or by proxy of holders of record of one third of the shares of each Fund shall constitute a quorum for purposes of approving the proposed investment advisory agreement for that Fund.  With respect to election of Directors and any other business that may be brought before the meeting, the presence in person or by proxy of holders of record of one third of the shares of SFI shall constitute a quorum.   For purposes of determining the presence of a quorum at the Meeting, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular Proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present.  In the event that the necessary quorum to transact business or the vote required to approve or reject a Proposal is not obtained by the date of the Meeting, holders of a majority of shares of the applicable Fund or Funds entitled to vote at the Meeting and present in person or by proxy, or any officer of such Funds present and entitled to preside or act as Secretary of the Meeting, may adjourn the Meeting with respect to any such business or Proposal.  Broker non-votes will be excluded from the denominator of the calculation of the number of votes required to approve any Proposal to adjourn the Meeting.  If you plan to attend the Meeting in person, you will need to bring proof of ownership and amount of Fund shares.  Such proof includes the proxy card (or a copy) or, if your shares are held of record by a financial intermediary, such as a broker-dealer, or nominee, a proxy card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your Fund holdings.

Required vote.  Approval of Proposals 1 and 2 requires the affirmative vote of “a majority of the outstanding voting securities” of each applicable Fund.  The term “a majority of the outstanding voting securities,” as used in this Proxy Statement, is defined by the Investment Company Act of 1940, as amended, ("1940 Act") as the affirmative vote of the lesser of (a) 67 percent or more of the voting securities present at the Meeting, if the holders of more than 50 percent of the Fund’s outstanding voting securities are present or represented by proxy, or (b) more than 50 percent of the Fund’s outstanding voting securities (“1940 Act Majority”). The affirmative vote of a plurality of the voting securities of SFI and of CSFI, respectively, voted at the Meeting is required to approve the election of each nominee as Director with respect to SFI and CSFI, respectively.  An abstention or a broker non-vote will be treated as present, but not as a vote cast with respect to, in favor of, or against, a Proposal.  Thus, an abstention or broker non-vote will have the effect of a vote against Proposal 1 and 2.

Shareholders do not have appraisal rights in connection with these Proposals.

The Boards know of no other business that will be presented to the Meeting. If any other matter is properly presented, it is the intention of the persons named on the enclosed proxy card(s) to vote in accordance with their discretion.

Background for Proposals 1 and 2

Capstone Asset Management Company (“CAMCO”), the Funds’ investment adviser, is a wholly-owned subsidiary of Capstone Financial Services, Inc. (“CFS”).  Edward L. Jaroski and Dan Watson, the two founders of CFS, currently own Class A shares of CFS that confer on each of them over 30% of the voting power over CFS.  (Messrs. Jaroski and Watson currently have equity interests in CFS totaling 17.69% and 17.13% of the outstanding shares of CFS, respectively.)  Under applicable law, a person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a company shall be presumed to control such company.  Thus, Mr. Jaroski and Mr. Watson may each be deemed to have a controlling interest in CFS.  No other person has a controlling interest in CFS.

On or after November 1, 2011:

a.	Mr. Watson will sell all his shares of CFS to Steward Financial Holdings, Inc. so that he will retain no shares or voting power in CFS.
b.
Mr. Jaroski will reduce his voting power over CFS from 30.95% to 21.10% by converting his current holdings to a share class with lesser voting rights.  Mr. Jaroski’s equity ownership of CFS will remain at 17.69% of CFS’s outstanding shares.

c.
Steward Financial Holdings, Inc. (which currently has 20.46% of the voting power and 42.18% of the equity ownership of CFS) will, after the transfer, have 51.46% of the voting power over CFS and own 59.31% of the outstanding shares of CFS.

d.	No other person will have a controlling interest in CFS.

The terms of sale of Mr. Watson’s shares are as follows.  Mr. Watson sold an option to SFH for $100,000 to acquire all of his shares for the exercise price of $1,724,294 payable as set forth below, at any time during the period beginning May 12, 2011 with an exercise period ending on January 13, 2012.  The closing date is anticipated to be on or after November 1, 2011 with an initial payment of $324,294 and a promissory note issued by SFH for the amount of $1,400,000 with interest at a rate per annum of three and one-half percent (3.5%).

Mr. Jaroksi’s share transaction is a conversion of his Class A shares for Class B shares, which have lesser voting rights.

As a result of these transactions, after the closing date of the transaction, neither Mr. Jaroski nor Mr. Watson will be deemed to control CFS, while Steward Financial Holdings, Inc. will be deemed to have control, as defined by applicable law.  Under applicable law and the terms of the Funds’ current investment advisory agreements, this change of control terminates each advisory agreement.  Thus, each Fund must adopt a new investment advisory agreement.  Each such contract must be approved by a majority of the applicable Fund’s Board and by a majority of that Fund’s independent directors, as well as by a 1940 Act Majority of the Fund’s outstanding shares.

Applicable law also provides that, following a change of control of this type, for at least three years following the change of control, at least 75% of the Funds’ directors must consist of persons who are independent of the adviser, both as the adviser was controlled prior to, and after, the change of control.  Additionally, no “unfair burden” may be placed on a Fund as a consequence of the change of control.  “Unfair burden” includes receipt of compensation, during the two-year period following the change of control, by specified related persons other than for bona fide services.  The Funds will comply with these requirements.

Steward Financial Holdings, Inc.

Steward Financial Holdings, Inc. (“SFH”), 1661 N. Boonville Avenue, Springfield, MO 65803-2751, is a holding company.  SFH is a current shareholder of CFS and is a wholly owned, for profit subsidiary, of AG Financial Services Group (AGFSG).  AGFSG was organized by the Assemblies of God Church in 1998.

PROPOSAL 1:  TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT   (Steward Large Cap Enhanced Index Fund, Steward Global Equity Income Fund, Steward International Enhanced Index Fund, Steward Select Bond Fund)

The new investment advisory agreement (”New Advisory Agreement”) which the Board of Steward Funds, Inc. is recommending for approval by Fund shareholders has terms that are substantially the same as the current investment advisory agreements (“Current Advisory Agreement; each, an “Agreement”), except for (1) its date of commencement and term, (2) the fact that there will be a single Agreement for all the Funds, rather than the current three separate, substantially identical Agreements and (3)  the clarification that share redemption expenses are borne by the Funds.

The Current Advisory Agreements were effective upon commencement of each Fund’s operations.  Each was approved by the Fund’s initial shareholder prior to such commencement of operations.  Each Current Advisory Agreement was last reviewed and renewed by the Board and by all the Funds’ independent Directors at a meeting held February 25, 2011.  The New Advisory Agreement was reviewed and approved by the Board and by all the Fund’s independent Directors at a meeting held August 9, 2011.

The following general description of the material terms of the Agreements is qualified in its entirety by reference to Exhibit A, which contains the form of New Advisory Agreement, and to Exhibit B, which contains each Current Advisory Agreement.

Both the Current Advisory Agreements and the New Advisory Agreement provide that CAMCO shall provide a program of continuous investment management for each Fund in accordance with the Fund’s investment objectives, policies and limitations as stated in the Fund’s prospectus and Statement of Additional Information, as amended from time to time.  CAMCO shall also make investment decisions for each Fund and place orders to purchase and sell securities for the Fund.  Each Agreement provides that CAMCO may delegate its rights, duties and obligations under the Agreement to one or more sub-advisers, subject to approval by the Directors and to satisfaction of requirements of applicable law.  Each Agreement provides that CAMCO shall pay the compensation and expenses of all its directors, officers and employees who serve as officers and executive employees of the Fund and of all Directors of each Fund who are interested persons of CAMCO, and CAMCO shall make available, without expense to the Fund, the service of its directors, officers and employees who may be duly elected Directors or officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law.  Each Agreement has substantially identical provisions regarding expenses that are to be borne by the Fund, except for the clarification noted above that the Funds bear expenses of share redemption.  Each Agreement provides that the adviser shall not be required to bear expenses of distribution and sale of Fund shares to the extent that such expenses are assumed by the applicable Fund’s principal underwriter or some other party, or to the extent that such expenses are paid pursuant to a plan adopted pursuant to Rule 12b-1 under the 1940 Act.  The adviser will be required to pay such of the foregoing sales expenses as are not assumed or required to be paid by the principal underwriter or some other party or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.  Each Agreement provides that it shall continue with respect to a Fund for an initial two-year period, and thereafter for successive annual periods provided such continuance is approved at least annually by (i) the Directors or (ii) a 1940 Act Majority vote of the Fund’s shareholders and, in either case, also by a majority of the Fund’s independent Directors by vote cast in person at a meeting called for such purpose.  Each Agreement may be terminated with respect to a Fund (a) at any time without penalty upon vote of a majority of the Directors or by a 1940 Act Majority vote of the Fund’s shareholders upon 60 days’ written notice to the adviser or by the adviser upon 90 days’ written notice to the Fund.  Each Agreement will also terminate automatically in the event of its assignment with respect to any Fund for which it is assigned (as defined in the 1940 Act).

Each Agreement contains identical fee schedules for the applicable Fund.  Each Agreement provides that, as compensation for the services provided and expenses assumed by CAMCO under the Agreement, the Fund will pay CAMCO at the end of each calendar month an advisory fee computed daily at the following annual rates based on the Fund’s average daily net assets:

Steward Large Cap Enhanced Index Fund	Steward Select Bond Fund

0.15%of the first $500 million	0.25% of the first $500 million
0.125% of the next $500 million	0.20% of the next $500 million
0.10% of assets over $1 billion	0.175% of assets over $1 billion

Steward International Enhanced Index Fund	Steward Global Equity Income Fund

0.30% of the first $500 million	0.30% of the first $500 million
0.25% of the next $500 million	0.25% of the next $500 million
0.20% of assets over $1 billion	0.20% of assets over $1 billion

Each Agreement provides that, following an initial two-year term, it will continue with respect to each applicable Fund for annual periods, subject to approval by the Board or by a 1940 Act Majority vote of the Fund’s shareholders, as well as by a majority of the Fund’s independent Directors.  Amendments are also subject to Board or shareholder, and independent Director, approval, as required by applicable law.

The Boards of the Funds unanimously recommend that you vote FOR approval of the New Advisory Agreement.

PROPOSAL 2: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT AND A NEW ADMINISTRATION AGREEMENT (Steward Small-Mid Cap Enhanced Index Fund)

The new investment advisory agreement (”New Advisory Agreement”) which the Board of Capstone Series Fund, Inc. is recommending for approval by Fund shareholders contains substantially similar provisions for investment advisory services as are provided in the current investment advisory agreement (“Current Advisory Agreement”) (each, an “Advisory Agreement”).  However, there are three principal differences between the New Advisory Agreement and the Current Advisory Agreement, besides their commencement date and term.

First, the New Advisory Agreement for the Fund will also cover the series of Steward Funds, Inc. (see Proposal 1). The Fund, although currently a series of Capstone Series Fund, Inc., has since February 28, 2006, been offered though a common prospectus with the series of Steward Funds, Inc. The term “Steward” in the Fund’s name identifies it with the series of Steward Funds, Inc. and it is operated as one of the Steward Funds, having an exchange privilege with the series of Steward Funds, Inc. and similar socially responsible investment policies.  The Fund will shortly be reorganized as a series of Steward Funds, Inc., through a tax-free reorganization that will not require approval by Fund shareholders. The reorganization of the Fund, from one Maryland corporation to another  Maryland corporation, will not affect the operations of the Fund, but will simplify the Fund’s administration.  Having a common investment advisory agreement for all the Steward Funds,  as is proposed, is one of the administrative simplifications.

Second, the New Advisory Agreement will not include administration provisions and fees.  Administration for the Fund will be provided under a separate, new Administration Agreement which will be the same agreement that covers the series of Steward Funds, Inc.   The Administration Agreement will be with CFS Consulting Services, LLC, an affiliate of CAMCO and will have more detailed terms than those relating to administration in the Current Advisory Agreement. However, the services to be provided under the new Administration Agreement will be of the same nature and quality as the administration services provided to the Fund under the Current Advisory Agreement and the fee schedule will be identical to the fee schedule for administration services contained in the Current Advisory Agreement.

Third, the New Advisory Agreement provides that the adviser shall not be required to bear expenses of distribution and sale of Fund shares to the extent that such expenses are assumed by the Fund’s principal underwriter or some other party, or to the extent that such expenses are paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The adviser will be required to pay such of the foregoing sales expenses as are not assumed or required to be paid by the principal underwriter or some other party or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

Other less significant differences eliminate provisions that are no longer relevant or that have no material implications, so that it is preferable to use the wording contained in the Steward Funds, Inc. form of advisory agreement.  For example, the New Advisory Agreement eliminates a provision in the Current Advisory Agreement permitting the Fund to request additional services from the adviser for additional fees. The New Advisory Agreement clarifies that the adviser shall pay the compensation and expenses of all Fund Directors who are interested persons of the adviser.  The New Advisory Agreement requires the adviser to give the Fund 90 (instead of the current 60) days’ notice of an intent to terminate the Agreement.

Except for the differences described above, the terms of the Current Advisory Agreement and the New Advisory Agreement, are generally as follows.  (This description of the material terms of the Agreements is qualified in its entirety by reference to Exhibit A, which contains the form of New Advisory Agreement, and to Exhibit C, which contains the Current Advisory Agreement.  The new Administration Agreement is contained in Exhibit D.)

Both the Current Advisory Agreement and the New Advisory Agreement provide that CAMCO shall provide a program of continuous investment management for the Fund in accordance with the Fund’s investment objectives, policies and limitations as stated in the Fund’s prospectus and Statement of Additional Information, as amended from time to time.  CAMCO shall also make investment decisions for the Fund and place orders to purchase and sell securities for the Fund.  Each Agreement provides that CAMCO may delegate its rights, duties and obligations under the Agreement to one or more sub-advisers, subject to approval by the Directors and to satisfaction of requirements of applicable law.  Each Agreement provides that CAMCO shall pay the compensation and expenses of all its directors, officers and employees who serve as officers and executive employees of the Fund and of all Directors of the Fund who are interested persons of CAMCO, and CAMCO shall make available, without expense to the Fund, the services of its directors, officers and employees who may be duly elected Directors or officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law.  Except as indicated above, each Agreement has substantially similar provisions regarding expenses that are to be borne by the Fund.  Each Agreement provides that it shall continue with respect to the Fund for an initial two-year period, and thereafter for successive annual periods provided such continuance is approved at least annually by (i) the Directors or (ii) a 1940 Act Majority vote of the Fund’s shareholders and, in either case, also by a majority of the Fund’s independent Directors by vote cast in person at a meeting called for such purpose.  Each Agreement may be terminated with respect to the Fund (a) at any time without penalty upon vote of a majority of the Directors or by a 1940 Act Majority vote of the Fund’s shareholders upon 60 days’ written notice to the adviser.  As noted above, the Current Advisory Agreement provides that the Agreement may be terminated by the adviser upon 60 days’ written notice to the Fund, while the New Advisory Agreement requires 90 day’s written notice to the Fund.  Each Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act) with respect to the Fund.

The Current Advisory Agreement and New Advisory Agreements contain identical fee schedules for the Fund.  Each Agreement provides that, as compensation for the services provided and expenses assumed by CAMCO under the Agreement, the Fund will pay CAMCO at the end of each calendar month an advisory fee computed daily at the following annual rates based on the Fund’s average daily net assets:

Steward Small-Mid Cap Enhanced Index Fund*

0.15% on assets up to $500 million
0.125% - $500,000,001 - $1 billion
0.10% on assets over $1 billion-

Each Agreement provides that, following an initial two-year term, it will continue with respect to the Fund for annual periods, subject to approval by the Board or by a 1940 Act Majority vote of the Fund’s shareholders, as well as by a majority of the Fund’s independent Directors.  Amendments are also subject to Board or shareholder, and independent Director, approval.

The Current Advisory Agreement was approved by shareholders effective May 11, 1992.  After its initial two-year term, it has been reviewed and renewed for subsequent annual terms by the Fund’s Board and by its independent Directors.  The Current Advisory Agreement was last reviewed and renewed by the Fund’s Directors and by all the Fund’s independent Directors at a meeting held February 25, 2011.  The New Advisory Agreement was reviewed and approved by the Fund’s Directors and by all the Fund’s independent Directors at a meeting held August 9, 2011.

The Boards of the Funds unanimously recommend that you vote FOR approval of the New Advisory Agreement and the Administration Agreement.

INFORMATION RELEVANT TO PROPOSALS 1 AND 2

Advisory and other fees paid to CAMCO and its affiliates, Capstone Asset Planning Company (“CAPCO”), the Fund’s distributor, and CFS Consulting Services, LLC during the Funds’ fiscal year ended April 30, 2011 are as follows:

Payments to CAMCO

Steward Large Cap Enhanced Index Fund

Investment advisory fees	$237,554
Administration fees	$ 107,632
Compliance Services fees	$ 39,591
Class Action/Fair Fund fees	$ 1,603
Total fees to CAMCO	$386,380

Steward Small-Mid Cap Enhanced Index Fund

Investment advisory fees	$149,913
Administration fees	$ 67,925
Compliance Services fees	$ 24,983
Class Action/Fair Fund fees	$517
Total fees to CAMCO	$243,338

Steward Global Equity Income Fund

Investment advisory fees	$271,447
Administration fees	$ 61,442
Compliance Services fees	$ 22,620
Class Action/Fair Fund fees	$0.00
Total fees to CAMCO	$355,509

Steward International Enhanced Index Fund

Investment advisory fees	$305,653
Administration fees	$ 69,433
Compliance Services fees	$ 25,471
Class Action/Fair Fund fees	$0.00
Total fees to CAMCO	$400,557

Steward Select Bond Fund

Investment advisory fees	$343,855
Administration fees	$ 93,599
Compliance Services fees	$ 34,384
Class Action/Fair Fund fees	$0.00
Total fees to CAMCO	$471,838

After the change of control, CAMCO will continue to provide substantially identical investment advisory services to the Funds, at the same fee rates.  The Funds’ administration services will be provided by a CAMCO affiliate, CFS Consulting Services, LLC under a new administration agreement.  (For Steward Small-Mid Cap Fund, this administration agreement is described under Proposal 2.)  Administration fee schedules will be the same as they are currently for each of the Funds and the administration services to be provided will be substantially similar to those presently provided to the Funds.  Effective August 17, 2011, the Funds’ compliance services are being provided by CFS Consulting Services, LLC under a new agreement that continues the services provided under the previous compliance services agreement, but that also covers services of the Funds’ Chief Compliance Officer.  Fees under the new compliance services agreement were increased to cover compensation of the Chief Compliance Officer, as well as certain expenses related to travel outside the Houston, Texas area in connection with matters covered by the agreement.

Payments to CAPCO

During the year ended April 30, 2011, CAPCO received fees under the Funds’ Service Plan and under an Administrative Services Plan. All fees under the Administrative Services Plan were paid out: none were retained by CAPCO.  The fees paid by each Fund under each Plan are as follows:

Plan	Steward Large Cap Enhanced Index Fund	Steward Small-Mid Cap Enhanced Index Fund	Steward Global Equity Income Fund	Steward International Enhanced Index Fund	Steward Select Bond Fund
Service and Distribution Plan	$45,060	$103,764	$23,845	$24,684	$36,303
Administrative Services Plan	$18,024	$4,535	$9,538	$9,873	$14,521

The amounts retained by CAPCO under each Plan during the Funds’ fiscal year ended April 30, 2011 were as follows:

Plan	Steward Large Cap Enhanced Index Fund	Steward Small-Mid Cap Enhanced Index Fund	Steward Global Equity Income Fund	Steward International Enhanced Index Fund	Steward Select Bond Fund
Service and Distribution Plan	$3,764	$78,034	($152)	$493	$5,469
Administrative Services Plan	$0.00	$0.00	$0.00	$0.00	$0.00

Each Plan will continue following the change of control.

The Funds also pay fees to CAMCO affiliate, CFS Consulting Services, LLC, for portfolio screening services.  During the Funds’ fiscal year ended April 30, 2011, such fees were as follows: Steward Large Cap Enhanced Index Fund, $124,227; Steward Small-Mid Cap Enhanced Index Fund, $78,398 ; Steward Global Equity Income Fund, $70,939; Steward International Enhanced Index Fund,  $80,025; Steward Select Bond Fund, $107,954.

CAMCO is a wholly-owned subsidiary of Capstone Financial Services, Inc.  For information regarding the principal executive officers and directors of CAMCO, as well as information regarding Directors and officers who are also officers, employees or directors of CAMCO, or shareholders of CFS, see Exhibit E.

Review of the Proposed Agreement by the Boards of Directors

At its meeting held August 9, 2011, the Boards considered the proposed new Agreement. For all the Funds except Steward Small-Mid Cap Enhanced Index Fund, they noted that the new Agreement was substantially the same as the current Agreements, except for its date of commencement and term and the fact that all Funds would be covered under one Agreement, rather than three agreements with substantially identical terms.  There would be no change to the fee schedule applicable to each Fund.  For Steward Small-Mid Cap Enhanced Index Fund, the Boards noted that, although the new Agreement would not contain provisions for fund administration, which would be provided under a separate administration agreement covering all the Funds, there would be no difference in the nature of the investment advisory or administration services to be provided to that Fund and there would be no changes in the fee schedules for those services.  The Boards had last previously reviewed and approved the current Agreements at its meeting held February 25, 2011 (“February meeting”).  Because the proposed new Agreement would not involve changes in services or fees, the Boards believed their review at the February meeting was relevant to their review of the proposed new Agreement, subject to the updates provided by CAMCO.  As at the February meeting, the Boards considered the nature and quality of  services that CAMCO had provided, and would continue to provide to the Funds under the new Agreement, information concerning CAMCO’s profitability and the various sources of fees and ancillary benefits to CAMCO due to its relationships with the Funds.  They noted that, in addition to advisory and administration fees, CAMCO, since May 1, 2010, was also receiving fees for compliance services and for work in preparing Fair Fund and class action claims.  They noted that the Funds’ compliance expenses would rise due to the Boards’ approval at the August 9, 2011 meeting of a revised compliance services agreement under which the Funds would pay, in addition to the current compliance services fee, amounts for compensation of their Chief Compliance Officer, plus expenses related to attendance at meetings outside Houston, related to providing services under the agreement.  The Boards noted that their decision to approve these changes had been based on a determination that, in view of the nature of the regulatory relationship of the Chief Compliance Officer to the Funds’ Boards, it was appropriate for the Funds to bear this expense.  The Boards determined that fees under the Compliance Services Agreement and for preparation of Fair Fund and class action claims were, and going forward, would be, fair and reasonable as a separate matter and in relation to CAMCO’s overall profitability from the Funds.

The Boards also reviewed fees that had been, and would continue to be, paid to CAMCO’s affiliate, Capstone Asset Planning Company (“CAPCO”), pursuant to the Funds’ Service and Distribution Plan.  They also reviewed fees that had been, and would continue to be, paid to CAPCO under the Funds’ Administrative Services Plan, noting that these fees were not retained by CAPCO but were entirely paid out to third party service providers.  They noted that fees under the Service and Distribution Plan and Administrative Services Plan were reviewed quarterly by the independent Directors.  They also noted that the Plans and their fees were reviewed annually and determined to be fair and reasonable both as a separate matter and, in connection with review of the Funds’ advisory agreements, relative to the profitability of CAMCO and its affiliates from their relationships to the Funds.  The independent Directors also noted that another affiliate of CAMCO, CFS Consulting Services, LLC (CCS), had been, and would continue to be, receiving fees from the Funds for portfolio screening services.  They noted that these fees to CCS had originally been the result of arms’ length negotiations prior to Capstone’s acquisition of CCS, and were not being changed.  Although the independent Directors would continue to review the contribution of these fees to the overall profitability of the Capstone entities, it did not appear that these fees were unreasonable or that the relationship was unduly profitable for Capstone.  Finally, they considered the benefits received by CAMCO pursuant to “soft dollar” arrangements based on Fund brokerage.  These arrangements, which would not change,  were reviewed regularly by the Boards and were determined to be reasonable and fair to the Funds.  With respect to each Fund’s investment advisory fees and fees for administrative services, which would not change going forward, the Directors reviewed information concerning fees paid by other investment companies deemed comparable and determined that the Funds’ fees were fair and reasonable relative to those paid by other funds.  They also considered the fees charged by CAMCO and to its non-Fund clients, which were not proposed to be changed, and determined that those fees did not suggest any unreasonableness in fees charged to the Funds.  The independent Directors noted favorably that the Funds’ advisory and administration fees contained breakpoints designed to give the Funds advantages of potential economies of scale at higher asset levels and that fees for administrative services were assessed on the aggregate assets of the Funds, providing further benefits from economies of scale.  The Directors considered the Funds’ expense ratios and determined them to be within satisfactory limits. The independent Directors noted that  CAMCO’s overall performance of its services to the Funds and the Funds’ investment performance, relative to their respective benchmarks over recent years, which had included difficult market conditions, had been satisfactory and that Fund expenses were being well-controlled.  The independent Directors also particularly noted that the overall health of CAMCO and the other Capstone entities appeared to be good.

In considering the new Agreement, the Board and, separately, the independent Directors, also reviewed information regarding the change of control transactions, the new controlling shareholder, and the implications of these changes on the ongoing operations of CAMCO with respect to its services to the Funds.  They noted that no personnel changes affecting the Funds, including their portfolio managers, were anticipated.  They extensively questioned CAMCO’s management regarding their experience with Steward Financial Holdings, Inc. (“SFH”), the new controlling shareholder.  SFH had been a shareholder of CFS since October 1, 2008, owning 21.89% of the voting shares and 44% of the equity interest in CFS prior to the change of control. SFH had also had representatives on the CFS Board of Directors.  CAMCO management personnel indicated to the Directors at the meeting they were not aware that SFH intended making any material changes to CAMCO or to its operations.  They also stated their belief that SFH did not intend to institute material changes in CAMCO or its operations in the immediately foreseeable future.  They noted that SFH’s interest was primarily in encouraging growth of the Capstone organization.  Thus, it was CAMCO’s opinion that SFH would strengthen the financial support for the Capstone organization without having other material effects on the operations of CAMCO and its affiliates or on the Funds, other than in the area of strategic planning. The Directors also took note that SFH’s religious affiliations were compatible with the values-based investment policies of the Funds.  Based on the information they reviewed, the Directors, including all the independent Directors, were satisfied that SFH, as controlling shareholder, would not change the operations of CAMCO or the Funds in any material or negative way.  They therefore determined that the change of control should not alter their previous determinations to retain CAMCO as the Funds’ investment adviser and that CAMCO should continue to be retained as investment adviser on the same terms as under the Current Advisory Agreements.  The Directors, and separately the independent Directors, unanimously approved the proposed New Advisory Agreement.

Because Proposals 1 and 2 are not likely to be approved by the time the Current Advisory Agreements terminate due to the change of control of CAMCO, CAMCO will continue to provide investment advisory services to the Funds under interim investment advisory agreements for up to 150 days.  The form of each of these agreements, which was approved by the Boards, including a majority of the independent Directors, at their August 9, 2011 meeting, contains substantially the same terms as the relevant Current Advisory Agreement, except for its date, compensation and termination provisions.  Each interim agreement provides that the compensation to be received by CAMCO may be no greater than what it would have received under the Current Advisory Agreement and requires that compensation paid under the interim agreement be held in an interest-bearing escrow account with the Fund’s custodian or a bank.  In the event a new advisory agreement with CAMCO for a particular Fund is approved by a 1940 Act Majority of the Fund’s outstanding voting securities by the end of the 150-day period, CAMCO will receive the amount in the escrow account, including interest.  If a new advisory agreement with CAMCO is not so approved, CAMCO will be paid, out of the escrow account, the lesser of (a) costs incurred in performing the interim agreement (plus interest earned on that amount while in escrow) or (b) the total amount in the escrow account (plus interest earned).  The Boards and independent Directors determined that the scope and quality of services that would be provided under each interim agreement, if it takes effect, will be at least equivalent to the scope and quality of services provided under the applicable Current Advisory Agreement.  Each interim agreement provides that it may be terminated at any time by the applicable Board or by a 1940 Act Majority of the Fund’s outstanding voting securities at any time, upon 10 days’ notice to CAMCO.

PROPOSAL 3 – Election of Directors (all Funds)

The Boards and their Nominating Committee have approved the nomination of each of the Funds’ current Directors and one additional independent Director.  The names of the nominees are as follows:

Edward L, Jaroski  - current Director
John M. Briggs – current independent Director
William H. Herrmann, Jr. – new nominee as independent Director
James F. Leary – current independent Director
Leonard B. Melley, Jr. – current independent Director
John R. Parker – current independent Director

The Boards recommend that you vote FOR each of the nominees.

The Board currently consists of five Directors, including one interested Director and four independent Directors.  The Board and its Nominating Committee believe it is in the Funds’ best interests to add an additional independent Director to the Funds’ Board so that, in the event an independent Director resigns or retires, the Funds will continue to have a high proportion of independent Directors.  The Board also believes it is in the best interests of the Funds and their shareholders to have all Directors elected at this meeting. Because applicable law sets requirements for the proportion of a fund’s board that must consist of directors that have been elected by shareholders (as opposed to being appointed by the Board to fill vacancies), the election of all Directors at this meeting will reduce the need for the Funds to incur the expense of holding shareholders meetings in the future to elect Directors. The nominees named above and in the table below are all current Directors of the Fund, except William H. Herrmann, Jr., who, if elected, would be a new independent Director and bring to the Board his 38 years of experience in the financial services industry.  Each of the nominees has indicated that he will serve, if elected and has consented to be named in this proxy statement.

Qualifications of Directors.  The Funds’ Directors, in addition to meeting high regulatory standards related to integrity, offer to the Funds a variety of experience relevant to oversight of the Funds, including, in the aggregate, responsible leadership experience in accounting, business operations, strategic planning, investment and service on boards of other entities.  Candidates for nomination as independent Directors must also satisfy regulatory requirements relevant to their independence.  Beyond these requirements, the Nominating Committee has not set specific minimum qualifications, but it considers whether candidates meet high standards of personal and relevant professional experience and can bring diverse points of view to the Boards. The Boards believe that the nominees’ backgrounds bring to the Boards a combination of skills that permits them to objectively review, question and evaluate information provided to them by Fund management and to exercise effective business judgment in overseeing the Funds.   All nominees who are current Directors also serve as Trustees for Capstone Church Capital Fund.  Mr. Herrmann is being newly nominated to the Board of Capstone Church Capital Fund as well as to the Boards of the Funds.  The particular types of experience of each nominee are as follows:

Edward L. Jaroski:  Mr. Jaroski is one of the founders of Capstone Financial Services.  He serves as President and Director of CFS, CAMCO and CAPCO and is President, CEO and director of each of the other subsidiaries of CFS.  He previously helped form, and served as Executive Vice President of, Tenneco Financial Services, the predecessor to CFS.  His earlier experience was with Philadelphia Life Insurance Company, where he was Manager of Investments and later Vice President of Finance.  His designations include Chartered Life Underwriter, Chartered Financial Consultant and Fellow Life Management Institute.  His extensive successful background in investment management and investment company management, his leadership of the CFS organization and his detailed knowledge of the Funds led the Boards to conclude that he should serve as a Director of the Funds.

John M. Briggs:  Mr. Briggs was a certified public accountant for 32 years.  As an accounting firm partner, he has specialized in auditing registered investment companies.  His extensive financial and accounting background and broad experience with investment companies led the Boards to conclude that he should serve as a Director of the Funds.

William H. Herrmann, Jr.:   Mr. Herrmann has extensive background in financial planning and insurance.  He founded Herrmann & Associates Financial Planners in 1973, specializing in life insurance and investment products.  He has a Chartered Life Underwriter designation and holds several broker-dealer qualifications as well as life, health, variable annuity and property and casualty qualifications.  This background in a broad range of financial and insurance products led the Boards to conclude that he should serve as a Director of the Funds.

James F. Leary:  Mr. Leary has a broad background in banking, business and financial management.  He founded Sunwestern Management, Inc. in 1981 to manage venture capital limited partnerships and their wholly-owned Small Business Investment Corporations.  In 1989, he founded Sunwestern Advisory, L.P., a registered investment adviser.  He subsequently served as Vice Chairman of Finance and Director for Search Financial Services and is now Managing Director of Benefit Capital South West, Inc. and serves on the boards of several investment firms.  This broad business and financial background led the Boards to conclude that he should serve as a Director of the Funds.

Leonard B. Melley, Jr.:  Mr. Melley is the co-founder of Freedom Stores, a chain of stores that markets furniture and electronics to U.S. military markets thoughout the United States.  He serves as Chief Executive Officer and President of Freedom Stores.  His extensive business experience and unique retail background bring a special perspective to the Boards and led the Boards to conclude that he should serve as a Director of the Funds.

John R. Parker:  Mr. Parker has a banking and investment banking background.  He served as a Vice President of  European American Banking Corporation from 1975 to 1983.  He later served as a Partner – Investment Banking and Partnership Projects for Printon, Kane Government Securities & Co. and subsequently was an Executive Vice President for McRae Capital Management, Inc.  His broad banking and securities background give him experience that led the Boards to conclude that he should serve as a Director of the Funds

As noted earlier, applicable legal requirements provide that, for three years following the change of control, at least 75% of the Funds’ Boards must consist of persons who satisfy legal standards of independence with respect to the Capstone organization both before and after the change of control.  Each of the persons proposed for election as an independent Director satisfies these standards.

Leadership structure. The Funds’ Boards provides overall supervision of the affairs of the Funds.  The Chairman of the Boards, Edward L. Jaroski, is an “interested person” of the Fund.  The other four Directors are independent Directors.  If William Herrmann, nominee, is elected, the Boards will each have five independent Directors.  James F. Leary, an independent Director, acts as “lead Director” of the Board, with responsibility for coordinating the work of the independent Directors, leading meetings of independent Directors and assuring that the concerns of the independent Directors are brought to the attention of the full Board and Fund management.  The Boards believe that this leadership structure provides appropriate balance, capturing for the Boards the skills and expertise of Fund management and the diversity and independence of views of the independent Directors.

Risk oversight.  The Funds’ service providers, including the investment adviser, principal underwriter, administrator, compliance services provider, custodian and transfer agent, provide day-to-day risk management of the Funds in their areas of responsibility.  The Boards, with the assistance of the Funds’ Chief Compliance Officer, oversee the performance of these service providers, including their management of risks.  This oversight will continue after the change in control.  The Boards and their Committees (see “Board Committees,” below) meet at least quarterly to review information concerning the Funds’ operations and performance, the broader securities markets, and other information relevant to their oversight responsibilities that, among other things, helps them to identify and monitor general and particular risks to the Funds.  During the fiscal year ended April 30, 2011, the Board met four times.  The Board’s Committees focus on particular types of risks in their areas of responsibility.  It should be noted that not all risks to the Funds can be identified or controlled.  Moreover, certain risks are inherent in the Funds’ operations.  See, for example, investment risks described in the Funds’ Prospectus.

The following table contains information concerning each current Director, the new nominee for Director, and each Fund officer.

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee
Interested Director
Edward L. Jaroski* 3700 West Sam Houston Parkway South, Suite 250, Houston, Texas 77042 Age: 64	Director, President & Chairman of the Board	From 2004	President and Director of Capstone Asset Management Company, Capstone Asset Planning Company and Capstone Financial Services, Inc.; President, CEO and Director of Capstone Financial Solutions, LLC and CFS Consulting Services, LLC from November 2008-Present; President, CEO and Director of Roger H. Jenswold & Company, Inc. from March 2010-Presenrt.	6	Theater Under the Stars
Independent Directors
John M. Briggs 435 Williams Road Wynnewoood, PA 19096-1632 Age: 61	Director	From 2005	CPA for 32 years; semi retired since 2005; formerly Treasurer of the Susan G. Komen Breast Cancer Foundation from 2005 -2011.	6	Director-Healthcare Services Group, Inc. Since 1992

James F. Leary 10000 N. Central Expressway Suite 400 Dallas, TX 75231 Age: 81	Director	From 2004	Financial Consultant; Managing Director of Benefit Capital Southwest	6	Director-Highland Funds Group; Director-Pacesetter Capital Group; Director-Homeowners of America Insurance Company since 2006.

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee
Leonard B. Melley, Jr. ** 6216 Yadkin Road Fayetteville, NC 28303 Age: 52	Director	From 2004	CEO/President of Freedom Stores, Inc.	6	None

John R. Parker 541 Shaw Hill Stowe, VT 05672 Age: 65	Director	From 2004	Self-employed Investor Consultant	6	None

Nominee for Independent Director
William H. Herrmann, Jr. P.O. Box 6 Bryn Athyn, PA 19009 Age: 65	Nominee for Director	N/A	Herrmann & Associates, Financial Services	6 (if elected)	None

Executive Officers
John R. Wolf 3700 West Sam Houston Parkway South, Suite 250, Houston, Texas 77042 Age: 50	Sr. Vice President	From 2004	Sr. Vice President/Portfolio Manager of Capstone Asset Management Company.	N/A	None

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee
Claude C. Cody, IV 3700 West Sam Houston Parkway South, Suite 250, Houston, Texas 77042 Age: 59	Sr. Vice President	From 2010
Sr. Vice President  of Capstone Asset Management Company (2009- present);    Co-Chairman, CCO,  CFO & Portfolio Manager/Analyst  of Roger H. Jenswold & Company, Inc. (2005 – present).  Officer of other Capstone Funds.
				N/A	None

Scott Wynant 3700 West Sam Houston Parkway South, Suite 250, Houston, Texas 77042 Age: 56	Executive Vice President	From 2008
Executive Vice President of Capstone Financial Solutions, LLC and CFS Consulting Services, LLC from November 2008-present; Senior Vice President of Roger H. Jenswold & Company, Inc. from March 2010-Presenrt; Executive Vice President of AG Financial Wealth Management Solutions, LLC from April 1997 – August 2008. Officer of other Capstone Funds
				N/A	None

Richard A. Nunn 3700 West Sam Houston Parkway South, Suite 250, Houston, Texas 77042 Age: 65	Sr. Vice President, Secretary, and Chief Compliance Officer	From 2004
Senior Vice President, Chief Compliance Officer of Capstone Asset Management Company; Senior Vice President, Chief Compliance Officer of Capstone Financial Solutions, LLC from November 2008 – Present; Secretary of CFS Consulting Services, LLC from November 2008-Present; Senior Vice President, Chief Compliance officer of Roger H. Jenswold & Company, Inc. from March 2010-Present; Officer of other Capstone Funds; MGL Consulting Corporation, independent consultants, Vice President Regulatory Affairs, 2000-present.
				N/A	None

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee
Kimberly Wallis McLaney 3700 West Sam Houston Parkway South,, Suite 250, Houston, Texas 77042 Age: 44	Asst. Vice President Compliance and Asst. Secretary	From 2004
Asst. Vice President Compliance and Assistant Secretary of Capstone Asset Management Company and Capstone Financial Services, Inc.; Senior Vice President Compliance, Chief Compliance Officer and Secretary of Capstone Asset Planning Company, Asst. Vice President Compliance and Asst. Secretary of Capstone Financial Solutions, LLC from November 2008 - Present; Assistant Secretary of CFS Consulting Services, LLC from November 2008 – Present; Asst. Vice President Compliance and Asst. Secretary of Roger H. Jenswold & Company, Inc. from March 2010-Present; Officer of other Capstone Funds.
				N/A	None

Carla Homer 3700 West Sam Houston Parkway South, Suite 250, Houston, Texas 77042Age: 52	Treasurer and Principal Financial Accounting Officer	From 2004
Treasurer of Capstone Asset Management Company, Capstone Asset Planning Company and Capstone Financial Services, Inc.; Treasurer of Capstone Financial Solutions, LLC and CFS Consulting Services, LLC from November 2008 – Present; Treasurer of Roger H. Jenswold & Company, Inc. from March 2010-Present; Officer of other Capstone Funds.
				N/A	None

*
Mr. Jaroski is an “interested person” of the Fund, as defined in the Investment Company Act of 1940, as amended, because of his positions with CAMCO, Capstone Asset Planning Company and their parent, Capstone Financial Services, Inc..

**	Mr. Melley is married to the sister of Mr. Jaroski’s wife.

Security Ownership

None of the independent Directors or the nominee for independent Director, or members of their immediate families, owns beneficially or of record any shares in CAMCO, Capstone Asset Planning Company (“CAPCO”) or any person directly or indirectly controlling, controlled by, or under common control with CAMCO or CAPCO.

The following table provides information about the Directors’ ownership of securities in the Funds and in the total Capstone Fund Complex (which includes Capstone Church Capital Fund, in addition to the Funds) as of August 23, 2011.

Directors	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds Overseen by the Director/Trustee in Capstone Family of Funds
Interested Trustee/Director
Edward L. Jaroski	Steward Small-Mid Cap Enhanced Index Fund - over $100,000 Steward Large Cap Enhanced Index Fund - over $100,000 Steward Select Bond Fund $50,001 - $100,000	over $100,000

Independent Trustees/Directors:
John M. Briggs	Steward Large Cap Enhanced Index Fund$1 - $10,000	$1 - $10,000
James F. Leary	None	$10,001-$50,000
Leonard B. Melley, Jr.	Steward Small-Mid Cap Enhanced Index Fund $10,001 – 50,000	$10,001-$50,000
John R. Parker	Steward Large Cap Enhanced Index Fund $1 - $10,000	$1 - $10,000
William H. Herrmann	None	None

Board Committees

The Fund’s Board has four committees that report to the Board.  Two of these committees, the Audit Committee and the Nominating/Corporate Governance Committee, are comprised exclusively of independent Directors.  In determining whether a Director is independent, the Fund follows the definition of independence contained in NASDAQ Rule 5605(a)(2). Each of the Valuation and Investment Review Committee and the Compliance Committee is comprised exclusively of members of the Board.  Following is a description of each of the committees:

Audit Committee – As provided in its charter, the purpose of this Committee is to oversee the accounting and financial reporting policies and practices and internal controls of the Fund, and, as appropriate, the internal controls of certain service providers to the Fund; to oversee the quality and objectivity of the Fund’s financial statements and the independent audit thereof; and to act as a liaison between the Fund’s independent auditors and the full Board.  The Committee approves the appointment and compensation of the Fund’s auditors and evaluates their independence.  It also pre-approves audit and non-audit services provided to the Fund and non-audit services provided to certain service providers by the auditor.  The Committee is composed entirely of independent members of the Board.  Current Committee members are: John M. Briggs, Chairman; Leonard B. Melley, James F. Leary and John R. Parker.  A copy of the Committee’s charter is available on the Fund’s website, at www.stewardmutualfunds.com.

Compliance Committee - The purpose of this Committee is to oversee management’s implementation of internal controls and procedures relating to investment management and trading, sales and service, administration and pricing and regulatory procedures.  Current Committee members are: Leonard B. Melley, Jr., Chairman; James F. Leary, Edward L. Jaroski, John R. Parker and John M. Briggs.

Nominating/Corporate Governance – In accordance with the provisions of its charter, the purpose of this Committee is to select and nominate independent Directors to the Boards, to nominate members for other Board Committees, and to evaluate and enhance the effectiveness of the Boards in its role in governing the Funds and overseeing the management of the Funds. The Committee is composed entirely of independent members of the Boards.  Current Committee members are: James F. Leary, Chairman; John R. Parker, Leonard B. Melley, Jr. and John M. Briggs.  The Committee will not consider nominees recommended by shareholders. In evaluating candidates for nomination as Director, the Committee will consider a variety of factors, although it has not established specific minimum qualifications or diversity criteria to supplement the requirements of applicable law. Mr. Herrmann was recommended as a nominee by Mr. Jaroski, the Fund’s chairman and a Director.  The Committee also oversees compensation of Directors for their service on the Boards and on committees of the Boards.  Their periodic review of compensation is based on information developed by Fund management. The Directors and officers of the Funds own less than one percent of the outstanding shares of the Funds.  Each independent Director also serves as a Trustee on the board of the other registered investment company, Capstone Church Capital Fund, included in the Capstone Fund Complex and for such service the independent Directors/Trustees are entitled to $2,500 per Board meeting attended and are paid an annual retainer of $13,500.  The Lead Director is paid additional $4,000 for such service for the Fund Complex.  All fees received by the Directors/Trustees are allocated among the portfolios in the Fund Complex based on net assets.  The Directors/Trustees and officers of the registered investment companies comprising the Fund Complex are also reimbursed for expenses incurred in attending meetings of the Boards of Directors/Trustees.

The following table represents the compensation received by the Funds’ current independent Directors during the Funds’ fiscal year ended April 30, 2011 from the Funds and, as independent Directors/Trustees, from the funds in the Fund Complex.  Mr. Jaroski, the sole non-independent Director/Trustee of the Funds and of the other fund in the Fund Complex, and officers of the Funds and that fund, do not receive compensation from the Funds or the other fund in the Fund Complex.

Name of Person, Position	Aggregate Compensation from Funds(3)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Directors/Trustees(4)
James F. Leary, Director/Trustee(1)(2)	$21,840	$0	$0	$27,500
John R. Parker, Director/Trustee(1)(2)	$19,110	$0	$0	$24,500
Leonard B. Melley, Director/Trustee(1)(2)	$19,110	$0	$0	$24,500
John M. Briggs, Director/Trustee(1)(2)	$19,110	$0	$0	$24,500

(1)	Director of SFI.
(2)	Director of CSFI.
(3)	Compensation received by independent directors from SFI and CSFI is allocated among the portfolios in the Fund Complex based on net assets.
(4)	The Fund Complex consists of SFI, CSFI and Capstone Church Capital Fund (“CCCF”). SFI has 4 portfolios, CSFI has 1 portfolio and CCCF has 1 portfolio.

A copy of the Committee’s charter is available on the Funds’ website, at www.stewardmutualfunds.com.

Valuation and Investment Review Committee - The purpose of this Committee is to oversee management’s implementation of internal controls and procedures relating to the valuations placed on the securities of the Funds, to review and confirm the implementation of changes intended to improve performance, and to evaluate Fund performance.  Current Committee members are: John R. Parker, Chairman; Edward L. Jaroski, Leonard B. Melley, Jr., James F. Leary and John M. Briggs.

Number of Meetings

During the Funds’ fiscal year ended April 30, 2011, there were four regularly scheduled, and no special, meetings of the Boards.  During the fiscal year ended April 30, 2011, the Audit Committee met five times and each of the other Committees met four times.  No Director attended less than 75% of meetings of the Board and of Committees of which he was a member during the Funds’ fiscal year ended April 30, 2011.

Communications with the Boards

Shareholders wishing to communicate with the Boards, or with individual Directors, regarding Fund matters may send their correspondence addressed to the applicable Board  or to an individual Director c/o Steward Funds, at 3700 West Sam Houston Parkway South, Suite 250, Houston, Texas 77042.

Report of the Audit Committee

The Audit Committee reviewed and discussed the Funds’ audited financial statements for the fiscal year ended April 30, 2011 with Fund management.  The Audit Committee also discussed with the Funds’ independent public registered accounting firm, Cohen Fund Audit Services, Ltd. (“Cohen”), the matters required to be discussed by the statement on Auditing Standards No. 61, as amended.  The Audit Committee has received the written disclosures and the letter from Cohen required by applicable requirements of the Public Company Accounting Oversight Board regarding Cohen’s communications with the Audit Committee concerning independence, and has discussed with Cohen its independence.  Based on the foregoing review and discussions, the Audit Committee recommended to the Boards that the audited financial statements be included in the Funds’ annual report to shareholders for its fiscal year ended April 30, 2011 for filing with the Securities and Exchange Commission.  It is not expected that representatives of Cohen will make a statement or be available to answer questions at the meeting.

The Fund’s Independent Public Accountant

Cohen currently serves as independent auditor for the Funds.

The following table shows the aggregate fees paid to Cohen for professional audit and other services to the Funds for the Funds’ most recent two fiscal years, all of which services were pre-approved by the Audit Committee.

Fiscal years ended April 30, 2010 and April 30, 2011:

Service	FY ended 4/30/2010	FY ended 4/30/2011
Audit Fees	$58,750	$58,750
Audit-Related Fees	$0.00	$0.00
Tax Fees	$10,000	$12,500
All Other Fees	$0.00	$0.00

The Boards unanimously recommends that you vote FOR each of the nominees as  Director.

OTHER INFORMATION

The Funds’ Investment Adviser, Administrator and Principal Underwriter

Capstone Asset Management Company (“CAMCO”) is the Funds’ investment adviser and is currently the Funds’ administrator.  The Funds’ principal underwriter is Capstone Asset Planning Company (“CAPCO”).  CAMCO and CAPCO are located at 3700 West Sam Houston Parkway South, Suite 250, Houston, Texas 77042.

Shareholder Proposals

The Funds do not hold regular annual meetings of shareholders.  However, they may schedule annual or special shareholder meetings when advisable.  To be considered for inclusion in a proxy statement, submissions from shareholders must be received by the Funds a reasonable time before the Funds print and mail the proxy statement.  Shareholder proposals are subject to certain limitations under federal securities laws.  The submission of a proposal does not guarantee that it will be included in a proxy statement.  Shareholder proposals may be submitted in writing to Secretary, Steward Funds, Inc (or Capstone Series Fund, Inc.), 3700 West Sam Houston Parkway South, Suite 250, Houston, Texas 77042.

Control Persons and Principal Holders of Securities

The following table sets forth information concerning each person who, to the knowledge of the Funds, owned beneficially or of record more than five percent of each Fund’s common stock as of the Record date, August 22, 2011:

		Percent of the Class Total Assets Held by the Shareholder
Fund/Class	No. of Shares
STEWARD LRG CAP ENHANCED INDEX FD IND
NATIONAL FINANCIAL SERVICES CORP
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPARTMENT 5TH FLOOR
	504,419.400	73.02%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK, NY 10281
STEWARD LRG CAP ENHANCED INDEX FD INST
NATIONAL FINANCIAL SERVICES CORP
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPARTMENT 5TH FLOOR
	2,770,952.390	50.75%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK, NY 10281
TD AMERITRADE TRUST COMPANY
00TLE
PO BOX 919094
	2,388,940.846	43.76%
SAN DIEGO, CA 921919094

STEWARD SELECT BOND FUND IND
NATIONAL FINANCIAL SERVICES CORP
F0R EXCLUSIVE BENEFIT 0F 0UR CUSTOMERS
200 LIBERTY ST
	413,836.646	75.05%
NEW YORK, NY 102811003

STEWARD SELECT BOND FUND INST
NATIONAL FINANCIAL SERVICES CORP
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPARTMENT 5TH FLOOR
	2,935,258.167	56.18%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK, NY 10281
TD AMERITRADE TRUST COMPANY
00TLE
PO BOX 919094
	2,132,025.404	40.81%
SAN DIEGO, CA 921919094

STEWARD INTL ENHANCED INDEX FUND IND
NATIONAL FINANCIAL SERVICES CORP
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPARTMENT 5TH FLOOR
	404,737.783	88.83%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK, NY 10281
STEWARD INTL ENHANCED INDEX FUND INST
TD AMERITRADE TRUST COMPANY
00TLE
PO BOX 919094
	1,769,099.107	48.34%
SAN DIEGO, CA 921919094

NATIONAL FINANCIAL SERVICES CORP
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPARTMENT 5TH FLOOR
	1,583,366.037	43.26%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK, NY 10281

STEWARD GLOBAL EQUITY INCOME FUND IND
NATIONAL FINANCIAL SERVICES CORP
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPARTMENT 5TH FLOOR
	394,218.103	94.22%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK, NY 10281
STEWARD GLOBAL EQUITY INCOME FUND INST
NATIONAL FINANCIAL SERVICES CORP
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPARTMENT 5TH FLOOR
	2,314,109.749	55.39%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK, NY 10281
TD AMERITRADE TRUST COMPANY
00TLE
PO BOX 919094
	1,833,410.356	43.88%
SAN DIEGO, CA 921919094

STEWARD SM-MID CAP ENHANCED INDX FD IND
NATIONAL FINANCIAL SERVICES CORP
F0R EXCLUSIVE BENEFIT 0F 0UR CUSTOMERS
200 LIBERTY ST
	683,886.917	22.94%
NEW YORK, NY 102811003

STEWARD SM-MID CAP ENHANCED INDX FD INST
TD AMERITRADE TRUST COMPANY
00TLE
PO BOX 919094
	2,412,192.285	55.95%
SAN DIEGO, CA 921919094

NATIONAL FINANCIAL SERVICES CORP
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPARTMENT 5TH FLOOR
	1,832,537.547	42.51%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK, NY 10281

The Directors and officers of the Funds, in the aggregate, owned less than 1% of a Fund’s outstanding shares as of the Record Date.

Special Meeting Expenses

The expenses incurred in connection with the preparation, filing, printing and mailing of the Proxy Statement, as well as expenses of soliciting proxies for the Meeting, which are estimated to total $15,558, are being paid 50% by CFS and 50% by the Funds.  In addition to use of the mails, proxies may be solicited personally or by facsimile, telephone or the Internet by officers and employees of CAMCO, CAPCO and their affiliates, and financial intermediaries may be reimbursed for their expenses of sending solicitation material to beneficial owners of Fund shares

PLEASE EXECUTE THE ENCLOSED PROXY CARD PROMPTLY AND RETURN IT IN THE PRE-ADDRESSED, POSTAGE-PAID ENCLOSED ENVELOPE.  If you plan to attend the Meeting in person, you will need to bring proof of ownership and amount of Fund shares.  Such proof includes the proxy card (or a copy) or, if your shares are held of record by a financial intermediary, such as a broker-dealer, or nominee, a proxy card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your Fund holdings.

Exhibit A

New Advisory Agreement

INVESTMENT ADVISORY AGREEMENT

AGREEMENT, effective commencing on _______________ between CAPSTONE ASSET MANAGEMENT COMPANY (the "Adviser") and STEWARD FUNDS INC. ("Fund") on behalf of its series listed on Appendix A hereto ("Series").

WHEREAS, the Fund is a Maryland corporation organized under Articles of Incorporation dated May 11, 1992, (the "Articles") and is authorized to divide and classify its shares of beneficial interest into separate series of shares and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company;

WHEREAS, the Series are separate series of the Fund's shares of beneficial interest;

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act");

WHEREAS, the Fund wishes to retain the Adviser to render investment advisory services to the Series and the Adviser is willing to furnish such services to the Series;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund and the Adviser as follows:

1.      Appointment.  The Fund hereby appoints the Adviser to act as investment adviser to the Series for the periods and on the terms set forth in this Agreement.  The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2.      Investment Advisory Duties.  Subject to the supervision of the Directors of the Fund, the Adviser will (a) provide a program of continuous investment management for each Series in accordance with the investment objectives, policies and limitations of that Series as stated in the Fund's combined prospectus and Statement of Additional Information included as part of the Fund's Registration Statement filed with the Securities and Exchange Commission, as they may be amended from time to time, copies of which shall be provided to the Adviser by the Fund; (b) make investment decisions for the Series; and (c) place orders to purchase and sell securities for the Series.

In performing its investment management services to the Series hereunder, the Adviser will provide the Series with ongoing investment guidance and policy direction, including oral and written research, analysis, advice, statistical and economic data and judgments regarding individual investments, general economic conditions and trends and long-range investment policy.  The Adviser will determine the securities, instruments, currencies, repurchase agreements, futures, options and other investments and techniques that each Series will purchase, sell, enter into or use, and will provide an ongoing evaluation of the portfolio of each Series.  The Adviser will determine what portion of the portfolio of each Series shall be invested in securities and other assets and what portion, if any, should be held uninvested.

The Adviser further agrees that it will:

(a)
comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code (the "Code") and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Directors;

(b)	use reasonable efforts to manage each Series so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

(c)
place orders pursuant to its investment determinations for each Series directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in the Fund's prospectus and/or Statement of Additional Information with respect to that Series and in accordance with applicable legal requirements;

(d)
furnish to each Series whatever statistical information the Series may reasonably request with respect to the Series' assets or contemplated investments.  In addition, the Adviser will keep each Series and the Directors informed of developments materially affecting the Series' portfolio and shall, on the Adviser's own initiative, furnish to the Series and the Fund from time to time whatever information the Adviser believes appropriate for this purpose;

(e)
make available to the Series' administrator ("Administrator"), and the Series, promptly upon their request, copies of all its investment records and ledgers with respect to the Series to assist the Administrator and the Series in their compliance with applicable laws and regulations.  The Adviser will furnish the Directors with such periodic and special reports regarding the Series as they may reasonably request;

(f)
immediately notify the Fund in the event that the Adviser or any of its affiliates:  (1) becomes subject to a statutory disqualification that prevents the Adviser from serving as investment adviser pursuant to this Agreement; or (2) has been the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission ("SEC") or other regulatory authority.  The Adviser further agrees to notify the Fund immediately of any material fact known to the Adviser respecting or relating to the Adviser that is not contained in the Fund's Registration Statement with respect to a Series, or any amendment or supplement thereto, and of any statement contained therein that becomes untrue in any material request.

3.      Allocation of Charges and Expenses.  Except as otherwise specifically provided in this section 3, the Adviser shall pay the compensation and expenses of all its directors, officers and employees who serve as officers and executive employees of the Fund (including the Fund's share of payroll taxes) and of all Directors of the Fund who are interested persons of the Adviser, and the Adviser shall make available, without expense to the Fund or the Series, the service of its directors, officers and employees who may be duly elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law.

The Adviser shall not be required to pay any expenses of the Fund or the Series other than those specifically allocated to the Adviser in this section 3.  In particular, but without limiting the generality of the foregoing, the Adviser shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's employees as are directors, officers or employees of the Adviser whose services may be involved, for the following expenses of the Fund or the Series: organization and certain offering expenses of the Series (including out-of-pocket expenses, but not including the Adviser's overhead and employee costs); fees payable to the Adviser and to any other advisers or consultants to the Fund or a Series; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Series in connection with membership in investment company trade organizations; cost of insurance relating to fidelity coverage for the Fund's officers and employees, fees and expenses of the Series' Administrator or of any custodian, subcustodian, transfer agent, registrar, or dividend disbursing agent of the Fund on behalf of the Series; payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists; expenses in connection with the issuance, offering, distribution, sale or redemption of securities issued by the Series; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Series for sale; freight, insurance and other charges in connection with the shipment of the Series' portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Series, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to shareholders; costs of stationery; any litigation expenses; costs of shareholders' and other meetings; the compensation and all expenses (specifically including travel expenses relating to the business of the Fund or a Series) of Directors, officers and employees of the Fund who are not interested persons of the Adviser or Administrator; and travel expenses (or an appropriate portion thereof) of Directors and officers of the Fund who are directors, officers or employees of the Adviser or the Administrator to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Fund or any committees thereof or advisers thereto.

The Adviser shall not be required to pay expenses of any activity which is primarily intended to result in sales of shares of the Series if and to the extent that (i) such expenses are assumed or required to be borne by the Series' principal underwriter or some other party, or (ii) the Fund on behalf of a Series shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Series (or some other party) shall assume some or all of such expenses.  The Adviser shall be required to pay such of the foregoing sales expenses as are not assumed or required to be paid by the principal underwriter of a Series or some other party or are not permitted to be paid by a Series (or some other party) pursuant to such a plan.

4.      Compensation.  As compensation for the services provided and expenses assumed by the Adviser under this Agreement, each Series will pay the Adviser at the end of each calendar month an advisory fee computed daily in accordance with the schedule provided in Appendix B hereto.

5.      Books and Records.  The Adviser agrees to maintain such books and records with respect to its services to the Fund on behalf of the Series as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions.  The Adviser also agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the property of the Fund and will be surrendered promptly to the Fund upon its request.  And the Adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund or the Series are being conducted in accordance with applicable laws and regulations.

6.      Standard of Care and Limitation of Liability.  The Adviser shall exercise its best judgment in rendering the services provided by it under this Agreement.  The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Series in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Adviser against any liability to the Fund, a Series or to holders of shares of a Series to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement.

7.      Services Not Exclusive.  It is understood that the services of the Adviser are not exclusive, and nothing in this Agreement shall prevent the Adviser from providing similar services to other investment companies (whether or not their investment objectives and policies are similar to those of a Series) or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Adviser's ability to meet its obligations to a Series and to the Fund hereunder.  When the Adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Adviser recommends the purchase or sale of the same security for a Series, it is understood that in light of its fiduciary duty to the Fund on behalf of the Series, such transactions will be executed on a basis that is fair and equitable to the Series.  In connection with purchases or sales of portfolio securities for the account of a Series, neither the Adviser nor any of its directors, officers or employees shall act as a principal or agent or receive any commission.  If the Adviser provides any advice to its clients concerning the shares of a Series, the Adviser shall act solely as investment counsel for such clients and not in any way on behalf of that Series.

8.      Duration and Termination.  This Agreement shall continue with respect to each Series until             , 2013, and thereafter shall continue automatically with respect to each Series for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Directors or (ii) a vote of a majority of the outstanding voting securities of that Series (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  Notwithstanding the foregoing, this Agreement may be terminated with respect to one or more Series:  (a) at any time without penalty by the Fund or such Series upon the vote of a majority of the Directors or by vote of the majority of the outstanding voting securities of each applicable Series, upon sixty (60) days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon ninety (90) days' written notice to the Fund.  This Agreement will also terminate automatically in the event of its assignment, with respect to any Series for which it is assigned (as defined in the 1940 Act).

9.      Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of each affected Series, (ii) the Directors and (iii) a majority of the Directors who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

10.                 Limitation of Liability for Claim.  The Articles of the Fund, a copy of which, together with all amendments thereto, is on file with the State of Maryland provides that the name of the Fund, as amended from time to time, refers to the Directors under the Articles collectively as Directors and not as individuals or personally, and that no shareholder of a Series, or Director, officer, employee or agent of the Fund, shall be subject to claims against or obligations of the Fund or of a Series to any extent whatsoever, but that the Fund estate only shall be liable.

The Adviser is hereby expressly put on notice of the limitation of liability as set forth in the Articles and hereby agrees that the obligations assumed by the Fund on behalf of each Series pursuant to this Agreement shall be limited in all cases to the Series and its assets, and the Adviser shall not seek satisfaction of any such obligation from shareholders or any shareholder of a Series or any other series of the Fund or their shareholders, or from any Director, officer, employee or agent of the Fund.  The Adviser understands that the rights and obligations of each Series, under the Declaration are separate and distinct from those of any and all other series.

11.                 Miscellaneous.

(a)
This Agreement shall be governed by the laws of the State of Maryland except as to Steward Small-Mid Cap Enhanced Index Fund, which shall be governed by the law of the State of Texas, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

(b)	The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(c)
If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(d)	Nothing herein shall be construed as constituting the Adviser as an agent of the Fund or a Series.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of _________________, 2011.

STEWARD FUNDS, INC.

By __________________________________
      Edward L. Jaroski, President

CAPSTONE ASSET MANAGEMENT COMPANY

By ___________________________________
      Edward L. Jaroski, President

APPENDIX A

The following Series are covered by this Agreement:

Steward Large Cap Enhanced Index Fund
Steward Global Equity Income Fund
Steward International Enhanced Index Fund
Steward Select Bond Fund

APPENDIX B

As compensation for the services provided and expenses assumed by the Adviser under this Agreement, each Series will pay the Adviser at the end of each calendar month an advisory fee computed daily for the applicable Series at the following rates for that Series based on the average net assets of that Series:

Steward Large Cap Enhanced Index Fund	Steward Select Bond Fund
0.15%of the first $500 million	0.25% of the first $500 million
0.125% of the next $500 million	0.20% of the next $500 million
0.10% of assets over $1 billion	0.175% of assets over $1 billion

Steward International Enhanced Index Fund	Steward Global Equity Income Fund
0.30% of the first $500 million	0.30% of the first $500 million
0.25% of the next $500 million	0.25% of the next $500 million
0.20% of assets over $1 billion	0.20% of assets over $1 billion

The "average daily net assets" of a Series shall mean the average of the values placed on the net assets of that Series as of 4:00 p.m. (New York time) on each day on which the net asset value of the Series is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Series lawfully determines the value of its net assets as of some other time on each business day, as of such other time.  The value of net assets of a Series shall always be determined pursuant to the applicable provisions of the Articles and the Registration Statement.  If, pursuant to such provisions, the determination of net asset value of a Series is suspended for any particular business day, then for the purposes of this Appendix B, the value of the net assets of that Series as last determined shall be deemed to be the value of its net assets as of the close of the New York Stock Exchange, or as of such other time as the value of the net assets of that Series may lawfully be determined, on that day.  If the determination of the net asset value of the shares of a Series has been so suspended for a period including any month end when the Adviser's compensation is payable pursuant to this section, then the Adviser's compensation payable at the end of such month shall be computed on the basis of the value of the net assets of that Series as last determined (whether during or prior to such month).  If a Series determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Appendix B.

Supplement to
Investment Advisory Agreement
Between
Capstone Asset Management Company
And
Steward Funds, Inc.
Dated _________, 2011
(“Agreement”)

_____________, 2011

Until such time as Steward Small-Mid Cap Enhanced Index Fund (“Fund”), a series of Capstone Series Fund, Inc., is reorganized as a series of Steward Funds, Inc., the Agreement shall be applicable to the Fund as its investment advisory agreement, with the following fee schedule applied in accordance with the provisions of Appendix B of the Agreement:

Steward Small-Mid Cap Enhanced Index Fund

0.15% on assets up to $500 million
0.125% - $500,000,001 - $1 billion
0.10% on assets over $1 billion-

Effective upon the reorganization of the Fund as a series of Steward Funds, Inc., the Fund shall be added as a series on Appendix A of the Agreement and the above fee schedule shall be added to Appendix B of the Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of _________________, 2011.

CAPSTONE SERIES FUND, INC.

By __________________________________
      Edward L. Jaroski, President

CAPSTONE ASSET MANAGEMENT COMPANY

By ___________________________________
      Edward L. Jaroski, President

Exhibit B

Current Investment Advisory Agreements
for
Steward Large Cap Enhanced Index Fund
Steward Select Bond Fund
Steward Global Equity Income Fund
Steward International Enhanced Index Fund

AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

The Investment Advisory Agreement dated October 1, 2004 between Capstone Asset Management Company and Steward Funds, Inc. on behalf of Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund is hereby amended as follows:

1.	Effective March 31, 2008, the name of Steward Domestic All-Cap Equity Fund is changed to Steward Large Cap Enhanced Index Fund.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of March 31, 2008.

STEWARD FUNDS, INC.
By
Edward L. Jaroski, President

CAPSTONE ASSET MANAGEMENT COMPANY

By
Edward L. Jaroski, President

INVESTMENT ADVISORY AGREEMENT

AGREEMENT, effective commencing on _______________ between CAPSTONE ASSET MANAGEMENT COMPANY (the "Adviser") and STEWARD FUNDS INC. ("Fund") on behalf of Steward Select Bond Fund and Steward Domestic All-Cap Equity Fund ("Series").

WHEREAS, the Fund is a Maryland corporation organized under Articles of Incorporation dated May 11, 1992, (the "Articles") and is authorized to divide and classify its shares of beneficial interest into separate series of shares and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company;

WHEREAS, the Series are separate series of the Fund's shares of beneficial interest;

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act");

WHEREAS, the Fund wishes to retain the Adviser to render investment advisory services to the Series and the Adviser is willing to furnish such services to the Series;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund and the Adviser as follows:

1.      Appointment.  The Fund hereby appoints the Adviser to act as investment adviser to the Series for the periods and on the terms set forth in this Agreement.  The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2.      Investment Advisory Duties.  Subject to the supervision of the Directors of the Fund, the Adviser will (a) provide a program of continuous investment management for each Series in accordance with the investment objectives, policies and limitations of that Series as stated in the Fund's combined prospectus and Statement of Additional Information included as part of the Fund's Registration Statement filed with the Securities and Exchange Commission, as they may be amended from time to time, copies of which shall be provided to the Adviser by the Fund; (b) make investment decisions for the Series; and (c) place orders to purchase and sell securities for the Series.

In performing its investment management services to the Series hereunder, the Adviser will provide the Series with ongoing investment guidance and policy direction, including oral and written research, analysis, advice, statistical and economic data and judgments regarding individual investments, general economic conditions and trends and long-range investment policy.  The Adviser will determine the securities, instruments, currencies, repurchase agreements, futures, options and other investments and techniques that each Series will purchase, sell, enter into or use, and will provide an ongoing evaluation of the portfolio of each Series.  The Adviser will determine what portion of the portfolio of each Series shall be invested in securities and other assets and what portion, if any, should be held uninvested.

The Adviser further agrees that it will:

(a)
comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code (the "Code") and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Directors;

(b)	use reasonable efforts to manage each Series so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

(c)
place orders pursuant to its investment determinations for each Series directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in the Fund's prospectus and/or Statement of Additional Information with respect to that Series and in accordance with applicable legal requirements;

(d)	furnish to each Series whatever statistical information the Series may reasonably request with respect to the Series' assets or contemplated investments. In addition, the

Adviser will keep each Series and the Directors informed of developments materially affecting the Series' portfolio and shall, on the Adviser's own initiative, furnish to the Series and the Fund from time to time whatever information the Adviser believes appropriate for this purpose;

(e)
make available to the Series' administrator, Capstone Asset Management Company (the "Administrator"), and the Series, promptly upon their request, copies of all its investment records and ledgers with respect to the Series to assist the Administrator and the Series in their compliance with applicable laws and regulations.  The Adviser will furnish the Directors with such periodic and special reports regarding the Series as they may reasonably request;

(f)
immediately notify the Fund in the event that the Adviser or any of its affiliates:  (1) becomes subject to a statutory disqualification that prevents the Adviser from serving as investment adviser pursuant to this Agreement; or (2) has been the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission ("SEC") or other regulatory authority.  The Adviser further agrees to notify the Fund immediately of any material fact known to the Adviser respecting or relating to the Adviser that is not contained in the Fund's Registration Statement with respect to a Series, or any amendment or supplement thereto, and of any statement contained therein that becomes untrue in any material request.

3.      Allocation of Charges and Expenses.  Except as otherwise specifically provided in this section 3, the Adviser shall pay the compensation and expenses of all its directors, officers and employees who serve as officers and executive employees of the Fund (including the Fund's share of payroll taxes) and of all Directors of the Fund who are interested persons of the Adviser, and the Adviser shall make available, without expense to the Fund or the Series, the service of its directors, officers and employees who may be duly elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law.

The Adviser shall not be required to pay any expenses of the Fund or the Series other than those specifically allocated to the Adviser in this section 3.  In particular, but without limiting the generality of the foregoing, the Adviser shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's employees as are directors, officers or employees of the Adviser whose services may be involved, for the following expenses of the Fund or the Series: organization and certain offering expenses of the Series (including out-of-pocket expenses, but not including the Adviser's overhead and employee costs); fees payable to the Adviser and to any other advisers or consultants to the Fund or a Series; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Series in connection with membership in investment company trade organizations; cost of insurance relating to fidelity coverage for the Fund's officers and employees, fees and expenses of the Series' Administrator or of any custodian, subcustodian, transfer agent, registrar, or dividend disbursing agent of the Fund on behalf of the Series; payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists; expenses in connection with the issuance, offering, distribution or sale of securities issued by the Series; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Series for sale; freight, insurance and other charges in connection with the shipment of the Series' portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Series, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to shareholders; costs of stationery; any litigation expenses; costs of shareholders' and other meetings; the compensation and all expenses (specifically including travel expenses relating to the business of the Fund or a Series) of Directors, officers and employees of the Fund who are not interested persons of the Adviser or Administrator; and travel expenses (or an appropriate portion thereof) of Directors and officers of the Fund who are directors, officers or employees of the Adviser or the Administrator to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Fund or any committees thereof or advisers thereto.

The Adviser shall not be required to pay expenses of any activity which is primarily intended to result in sales of shares of the Series if and to the extent that (i) such expenses are assumed or required to be borne by the Series' principal underwriter or some other party, or (ii) the Fund on behalf of a

Series shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Series (or some other party) shall assume some or all of such expenses.  The Adviser shall be required to pay such of the foregoing sales expenses as are not assumed or required to be paid by the principal underwriter of a Series or some other party or are not permitted to be paid by a Series (or some other party) pursuant to such a plan.

4.      Compensation.  As compensation for the services provided and expenses assumed by the Adviser under this Agreement, each Series will pay the Adviser at the end of each calendar month an advisory fee computed daily at the following rates based on the average net assets of that Series:

Name of Series	Fee

Steward Select Bond Fund	0.25% of the first $500 million 0.20% of the next $500 million 0.175% of assets over $1 billion

Steward Domestic All-Cap Equity Fund	0.15% of the first $500 million 0.125% of the next $500 million 0.10% of assets over $1 billion

The "average daily net assets" of a Series shall mean the average of the values placed on the net assets of that Series as of 4:00 p.m. (New York time) on each day on which the net asset value of the Series is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Series lawfully determines the value of its net assets as of some other time on each business day, as of such other time.  The value of net assets of a Series shall always be determined pursuant to the applicable provisions of the Articles and the Registration Statement.  If, pursuant to such provisions, the determination of net asset value of a Series is suspended for any particular business day, then for the purposes of this section 4, the value of the net assets of that Series as last determined shall be deemed to be the value of its net assets as of the close of the New York Stock Exchange, or as of such other time as the value of the net assets of that Series may lawfully be determined, on that day.  If the determination of the net asset value of the shares of a Series has been so suspended for a period including any month end when the Adviser's compensation is payable pursuant to this section, then the Adviser's compensation payable at the end of such month shall be computed on the basis of the value of the net assets of that Series as last determined (whether during or prior to such month).  If a Series determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 4.

5.      Books and Records.  The Adviser agrees to maintain such books and records with respect to its services to the Fund on behalf of the Series as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions.  The Adviser also agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the property of the Fund and will be surrendered promptly to the Fund upon its request.  And the Adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund or the Series are being conducted in accordance with applicable laws and regulations.

6.      Standard of Care and Limitation of Liability.  The Adviser shall exercise its best judgment in rendering the services provided by it under this Agreement.  The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Series in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Adviser against any liability to the Fund, a Series or to holders of shares of a Series to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement.

7.      Services Not Exclusive.  It is understood that the services of the Adviser are not exclusive, and nothing in this Agreement shall prevent the Adviser from providing similar services to other investment companies (whether or not their investment objectives and policies are similar to those of a Series) or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Adviser's ability to meet its obligations to a Series and to the Fund hereunder.  When the Adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Adviser recommends the purchase or sale of the same security for a Series, it is understood that in light of its fiduciary duty to the Fund on behalf of the Series, such transactions will be executed on a basis that is fair and equitable to the Series.  In connection with purchases or sales of portfolio securities for the account of a Series, neither the Adviser nor any of its directors, officers or employees shall act as a principal or agent or receive any commission.

If the Adviser provides any advice to its clients concerning the shares of a Series, the Adviser shall act solely as investment counsel for such clients and not in any way on behalf of that Series.

8.      Duration and Termination.  This Agreement shall continue with respect to each Series until             , 2006, and thereafter shall continue automatically with respect to each Series for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Directors or (ii) a vote of a majority of the outstanding voting securities of that Series (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  Notwithstanding the foregoing, this Agreement may be terminated with respect to one or more Series:  (a) at any time without penalty by the Fund or such Series upon the vote of a majority of the Directors or by vote of the majority of the outstanding voting securities of each applicable Series, upon sixty (60) days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon ninety (90) days' written notice to the Fund.  This Agreement will also terminate automatically in the event of its assignment, with respect to any Series for which it is assigned (as defined in the 1940 Act).

9.      Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of each affected Series, (ii) the Directors and (iii) a majority of the Directors who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

10.                  Miscellaneous.

(a)
This Agreement shall be governed by the laws of the State of Maryland, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

(b)	The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(c)
If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(d)	Nothing herein shall be construed as constituting the Adviser as an agent of the Fund or a Series.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of _________________, 2004.

STEWARD FUNDS, INC.

By __________________________________
      Edward L. Jaroski, President

CAPSTONE ASSET MANAGEMENT COMPANY

By ___________________________________
      Edward L. Jaroski, President

INVESTMENT ADVISORY AGREEMENT

AGREEMENT, effective commencing on April 1, 2008 between CAPSTONE ASSET MANAGEMENT COMPANY ("Adviser") and STEWARD FUNDS INC. ("Fund") on behalf of Steward Global Equity Income Fund ("Series").

WHEREAS, the Fund is a Maryland corporation organized under Articles of Incorporation dated May 11, 1992, ("Articles"), is authorized to divide and classify its shares of beneficial interest into separate series of shares and is registered under the Investment Company Act of
1940, as amended ("1940 Act"), as an open-end, diversified management investment company;

WHEREAS, the Series is a separate series of the Fund's shares of beneficial interest; WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers
Act of 1940 ("Advisers Act");

WHEREAS, the Fund wishes to retain the Adviser to render investment advisory services to the Series and the Adviser is willing to furnish such services to the Series;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund and the Adviser as follows:

1.
Appointment. The Fund hereby appoints the Adviser to act as investment adviser to the Series for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2.
Investment Advisory Duties. Subject to the supervision of the Directors of the Fund, the Adviser will (a) provide a program of continuous investment management for the Series in accordance with the investment objectives, policies and limitations of the Series as stated in the Fund's prospectus and Statement of Additional Information included as part of the Fund's Registration Statement filed with the Securities and Exchange Commission, as they may be amended from time to time, copies of which shall be provided to the Adviser by the Fund; (b) make investment decisions for the Series; and (c) place orders to purchase and sell securities for the Series.

In performing its investment management services to the Series hereunder, the Adviser will provide the Series with ongoing investment guidance and policy direction, including oral and written research, analysis, advice, statistical and economic data and judgments regarding individual investments, general economic conditions and trends and long-range investment policy. The Adviser will determine the securities, instruments, currencies, repurchase agreements, futures, options and other investments and techniques that the Series will purchase, sell, enter into or use, and will provide an ongoing evaluation of the portfolio of the Series. The Adviser will determine what portion of the portfolio of the Series shall be invested in securities and other assets and what portion, if any, should be held uninvested.

The Adviser further agrees that it will:

(a)
comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code, as amended, ("Code") and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Directors;

(b)	use reasonable efforts to manage the Series so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

(c)
place orders pursuant to its investment determinations for the Series directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in the Fund's prospectus and/or Statement of Additional Information with respect to the Series and in accordance with applicable legal requirements;

(d)
furnish to the Series whatever statistical information the Series may reasonably request with respect to the Series's assets or contemplated investments. In addition, the Adviser will keep the Series and the Directors informed of developments materially affecting the Series's portfolio and shall, on the Adviser's own initiative, furnish to the Series and the Fund from time to time whatever information the Adviser believes appropriate for this purpose;

(e)
make available to the Series's administrator, Capstone Asset Management Company ("Administrator"), and the Series, promptly upon their request, copies of all its investment records and ledgers with respect to the Series to assist the Administrator and the Series in their compliance with applicable laws and regulations. The Adviser will furnish the Directors with such periodic and special reports regarding the Series as they may reasonably request;

(f)
immediately notify the Fund in the event that the Adviser or any of its affiliates: (1) becomes subject to a statutory disqualification that prevents the Adviser from serving as investment adviser pursuant to this Agreement; or (2) has been the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission ("SEC") or other regulatory authority. The Adviser further agrees to notify the Fund immediately of any material fact known to the Adviser respecting or relating to the Adviser that is not contained in the Fund's

Registration Statement with respect to the Series, or any amendment or supplement thereto, and of any statement contained therein that becomes untrue in any material request.

3.
Allocation of Charges and Expenses. Except as otherwise specifically provided in this section 3, the Adviser shall pay the compensation and expenses of all its directors, officers and employees who serve as officers and executive employees of the Fund (including the Fund's share of payroll taxes) and of all Directors of the Fund who are interested persons of the Adviser, and the Adviser shall make available, without expense to the Fund or the Series, the service of its directors, officers and employees who may be duly elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law.

The Adviser shall not be required to pay any expenses of the Fund or the Series other than those specifically allocated to the Adviser in this section 3. In particular, but without limiting the generality of the foregoing, the Adviser shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's employees as are directors, officers or employees of the Adviser whose services may be involved, for the following expenses of the Fund or the Series: organization and certain offering expenses of the Series (including out-of-pocket expenses, but not including the Adviser's overhead and employee costs); fees payable to the Adviser and to any other advisers or consultants to the Fund or the Series; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Series in connection with membership in investment company trade organizations; cost of insurance relating to fidelity coverage for the Fund's officers and employees, fees and expenses of the Series's Administrator or of any custodian, subcustodian, transfer agent, registrar, or dividend disbursing agent of the Fund on behalf of the Series; payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists; expenses in connection with the issuance, offering, distribution or sale of securities issued by the Series; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Series for sale; freight, insurance and other charges in connection with the shipment of the Series's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Series, or of entering into other transactions or engaging in any investment practices with respect to the Series; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to shareholders; costs of stationery; any litigation expenses; costs of shareholders' and other meetings; the compensation and all expenses (specifically including travel expenses relating to the business of the Fund or the Series) of Directors, officers and employees of the Fund who are not interested persons of the Adviser or
Administrator; and travel expenses (or an appropriate portion thereof) of Directors and officers of the Fund who are directors, officers or employees of the Adviser or the Administrator to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Fund or any committees thereof or advisers thereto.

The Adviser shall not be required to pay expenses of any activity which is primarily intended to result in sales of shares of the Series if and to the extent that (i) such expenses are assumed or required to be borne by the Series's principal underwriter or some other party, or (ii) the Fund on behalf of the Series shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Series (or some other party) shall assume some or all of such expenses. The Adviser shall be required to pay such of the foregoing sales expenses as are not assumed or required to be paid by the principal underwriter of the Series or some other party or are not permitted to be paid by the Series (or some other party) pursuant to such a plan.

4.
Compensation. As compensation for the services provided and expenses assumed by the Adviser under this Agreement, the Series will pay the Adviser at the end of each calendar month an advisory fee computed daily at the following rates based on the average daily net assets of the Series:

0.30% of the first $500 million
0.25% of the next $500 million
0.20% of assets over $1 billion

The "average daily net assets" of the Series shall mean the average of the values placed on the net assets of the Series as of 4:00 p.m. (New York time) on each day on which the net asset value of the Series is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Series lawfully determines the value of its net assets as of some other time on each business day, as of such other time. The value of net assets of the Series shall always be determined pursuant to the applicable provisions of the Articles and the Registration Statement. If, pursuant to such provisions, the determination of net asset value of the Series is suspended for any particular business day, then for the purposes of this section 4, the value of the net assets of the Series as last determined shall be deemed to be the value of its net assets as of the close of the New York Stock Exchange, or as of such other time as the value of the net assets of the Series may lawfully be determined, on that day. If the determination of the net asset value of the shares of the Series has been so suspended for a period including any month end when the Adviser's compensation is payable pursuant to this section, then the Adviser's compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Series as last determined (whether during or prior to such month). If the Series determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 4.

5.
Books and Records. The Adviser agrees to maintain such books and records with respect to its services to the Fund on behalf of the Series as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions. The Adviser also agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the property of the Fund and will be surrendered promptly to the Fund upon its request. And the Adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder that may be requested in order to determine whether the operations of the Fund or the Series are being conducted in accordance with applicable laws and regulations.

6.               Standard of Care and Limitation of Liability. The Adviser shall exercise its best judgment in rendering the services provided by it under this Agreement. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Series in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Adviser against any liability to the Fund, the Series or to holders of shares of the Series to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement.

7.
Services Not Exclusive. It is understood that the services of the Adviser are not exclusive, and nothing in this Agreement shall prevent the Adviser from providing similar services to other investment companies (whether or not their investment objectives and policies are similar to those of the Series) or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Adviser's ability to meet its obligations to the Series and to the Fund hereunder. When the Adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Adviser recommends the purchase or sale of the same security for the Series, it is understood that in light of its fiduciary duty to the Fund on behalf of the Series, such transactions will be executed on a basis that is fair and equitable to the Series. In connection with purchases or sales of portfolio securities for the account of the Series, neither the Adviser nor any of its directors, officers or employees shall act as a principal or agent or receive any commission. If the Adviser provides any advice to its clients concerning the shares of the Series, the Adviser shall act solely as investment counsel for such clients and not in any way on behalf of the Series.

8.
Duration and Termination. This Agreement shall continue with respect to the Series until April 1, 2010, and thereafter shall continue automatically with respect to the Series for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Directors or (ii) a vote of a majority of the outstanding voting securities of the Series (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated with respect to the Series: (a) at any time without penalty by the Fund or the Series upon the vote of a majority of the Directors or by vote of the majority of the outstanding voting securities of the Series, upon sixty (60) days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon ninety (90) days' written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

9.
Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Series, (ii) the Directors and (iii) a majority of the Directors who are not interested persons of any party to this
Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

10.               Miscellaneous.

(a)
This Agreement shall be governed by the laws of the State of Maryland, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

(b)	The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(c)
If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(d)	Nothing herein shall be construed as constituting the Adviser as an agent of the Fund or the Series.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of _________________, 2008.

STEWARD FUNDS, INC., on behalf of Steward Global Equity Income Fund

By___________________________________
Edward L. Jaroski, President

CAPSTONE ASSET MANAGEMENT COMPANY

By___________________________________
Edward L. Jaroski, President

AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

The Investment Advisory Agreement dated February 28, 2006 between Capstone Asset Management Company and Steward Funds, Inc. on behalf of Steward International Equity Fund and Steward Short-Term Select Bond Fund is hereby amended as follows:

1.	Effective March 31, 2008, the name of Steward International Equity Fund is changed to Steward International Enhanced Index Fund.

2.	Effective March 31, 2008 or as soon thereafter as the Funds operations cease, references to Steward Short-Term Bond Fund are no longer applicable.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of March 31, 2008.

STEWARD FUNDS, INC.

By__________________________________
Edward L. Jaroski, President

CAPSTONE ASSET MANAGEMENT COMPANY

By___________________________________

     Edward L. Jaroski, President

INVESTMENT ADVISORY AGREEMENT

AGREEMENT,                                           effective                      commencing on ________________________ between CAPSTONE ASSET MANAGEMENT COMPANY (the "Adviser") and STEWARD FUNDS INC. ("Fund") on behalf of
Steward Short-Term Select Bond Fund and Steward International Equity Fund ("Series").

WHEREAS, the Fund is a Maryland corporation organized under Articles of Incorporation dated May 11, 1992, (the "Articles") and is authorized to divide and classify its shares of beneficial interest into separate series of shares and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company;

WHEREAS, the Series are separate series of the Fund's shares of beneficial interest;

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of
1940 ("Advisers Act");

WHEREAS, the Fund wishes to retain the Adviser to render investment advisory services to the Series and the Adviser is willing to furnish such services to the Series;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund and the Adviser as follows:

1. Appointment. The Fund hereby appoints the Adviser to act as investment adviser to the Series for the periods and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. Investment Advisory Duties. Subject to the supervision of the Directors of the Fund, the Adviser will (a) provide a  program of continuous investment management for each Series in accordance with the investment objectives, policies  and  limitations of that Series as stated in the Fund's prospectus and Statement of Additional Information included as part of the Fund's Registration Statement filed with the Securities and Exchange Commission, as they may be amended from time to time, copies of which shall be provided to the Adviser by the Fund; (b) make investment decisions for the Series; and  (c) place orders to purchase and sell securities for the Series.

In performing its investment management services to the Series hereunder, the Adviser will provide the Series with  ongoing investment guidance and policy direction, including oral and written research, analysis, advice, statistical and economic data and judgments regarding individual investments, general economic conditions and trends and long-range  investment policy. The Adviser will determine the securities, instruments, currencies, repurchase agreements, futures,  options and other investments and techniques that each Series will purchase, sell, enter into or use, and will provide an ongoing evaluation of the portfolio of each Series. The Adviser will determine what portion of the portfolio of each Series shall be invested in securities and other assets and what portion, if any, should be held uninvested.

The Adviser further agrees that it will:

(a) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code (the "Code") and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Directors;

(b) use reasonable efforts to manage each Series so that it will qualify, and  continue  to  qualify,  as  a  regulated  investment  company  under Subchapter M of the Code and regulations issued thereunder;

(c) place orders pursuant to its investment determinations for each Series directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in the Fund's prospectus and/or Statement of Additional Information with respect to that Series and in accordance with applicable legal requirements;

(d) furnish to each Series whatever statistical information the Series may reasonably  request with respect  to the  Series'  assets  or contemplated investments.  In  addition,  the  Adviser  will  keep  each  Series  and  the Directors  informed  of  developments  materially  affecting  the  Series' portfolio and shall, on the Adviser's own initiative, furnish to the Series and  the  Fund  from  time  to  time  whatever  information  the  Adviser believes appropriate for this purpose;

(e)   make   available   to   the   Series'   administrator,   Capstone   Asset Management  Company (the "Administrator"), and the Series, promptly upon their request, copies of all its investment records and ledgers with respect to the Series to assist the  Administrator and the Series in their compliance  with  applicable  laws  and  regulations.  The  Adviser  will furnish the Directors with such periodic and special reports regarding the Series as they may reasonably request;

(f) immediately notify the Fund in the event that the Adviser or any of its affiliates: (1) becomes subject to a statutory disqualification that prevents the  Adviser  from   serving   as  investment  adviser  pursuant  to  this Agreement; or (2) has been the subject of an administrative proceeding or  enforcement  action  by  the  Securities  and  Exchange  Commission ("SEC")  or  other  regulatory  authority.  The  Adviser  further  agrees  to notify the Fund immediately of any material fact known to the Adviser respecting or relating to the Adviser that is not contained in the Fund's Registration Statement with respect to a Series, or any amendment or supplement thereto, and of any statement contained therein that becomes untrue in any material request.

3. Allocation of Charges and Expenses. Except as otherwise specifically provided in this section 3, the Adviser shall pay the compensation and expenses of all its directors, officers and employees who serve as officers and executive employees of the Fund (including the Fund's share of payroll taxes) and of all Directors of the Fund who are interested persons of the Adviser, and the Adviser shall make available, without expense to the Fund or the Series, the service of its directors, officers and employees who may be duly elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law.

The Adviser shall not be required to pay any expenses of the Fund or the Series other than those specifically allocated to the Adviser in this section 3. In particular, but without limiting the generality of the foregoing, the Adviser shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's employees as are directors, officers or employees of the Adviser whose services may be involved, for the following expenses of the Fund or the Series: organization and certain offering expenses of the Series (including out-of-pocket expenses, but not including the Adviser's overhead and employee costs); fees payable to the Adviser and to any other advisers or consultants to the Fund or a Series; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other  communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Series in connection with membership in investment company trade organizations; cost of insurance relating to fidelity coverage for the Fund's officers and employees, fees and expenses of the Series' Administrator or of any custodian, subcustodian, transfer agent, registrar, or dividend  disbursing  agent  of  the  Fund  on  behalf  of  the  Series;  payments  for  portfolio  pricing  or valuation services to pricing agents, accountants, bankers and other specialists; expenses in connection with the issuance, offering, distribution or sale of securities issued by the Series; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Series for sale; freight, insurance and other charges in connection with the shipment of the Series' portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Series, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to shareholders; costs of stationery; any litigation expenses; costs of shareholders' and other meetings; the compensation and all expenses (specifically including travel expenses relating to the business of the  Fund or a Series) of Directors, officers and employees of the Fund who are not interested persons of the Adviser or  Administrator; and travel expenses (or an appropriate portion thereof) of Directors and officers of the Fund who are directors, officers or employees of the Adviser or the Administrator to the extent that such expenses relate to attendance  at  meetings of the Board of Directors of the Fund or any committees thereof or advisers thereto.

The Adviser shall not be required to pay expenses of any activity which is primarily intended to result in sales of shares of the Series if and to the extent that (i) such expenses are assumed or required to be borne by the Series' principal underwriter or some other party, or (ii) the Fund on behalf of a Series shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Series (or some other party) shall assume some or all of such expenses. The Adviser shall be required to pay such of the foregoing sales expenses as are not assumed or required to be paid by the principal underwriter of a Series or some other party or are not permitted to be paid by a Series (or some other party) pursuant to such a plan.

4. Compensation. As compensation for the services provided and expenses assumed by the Adviser under this Agreement, each Series will pay the Adviser at the end of each calendar month an advisory fee computed daily at the following rates based on the average net assets of that Series:

Name of Series	Fee
Steward Short-Term Select Bond Fund	0.25% of the first $500 million

0.20% of the next $500 million

0.175% of assets over $1 billion

Steward International Equity Fund	0.30% of the first $500 million

0.25% of the next $500 million

0.20% of assets over $1 billion

The "average daily net assets" of a Series shall mean the average of the values placed on the net assets of that Series as of 4:00 p.m. (New York time) on each day on which the net asset value of the Series is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Series lawfully determines the value of its net assets as of some other time on each business day, as of such other time. The value of net assets of a Series shall always be determined pursuant to the applicable provisions of the Articles and the Registration Statement. If, pursuant to such provisions, the  determination of net asset value of a Series is suspended for any particular business day, then for the purposes of this section
4, the value of the net assets of that Series as last determined shall be deemed to be the value of its net assets as of the close of the New York Stock Exchange, or as of such other time as the value of the net assets of that Series may lawfully be determined, on that day. If the determination of the net asset value of the shares of a Series has been so suspended for a period including any month end when the Adviser's compensation is payable pursuant to this section, then the Adviser's compensation payable at the end of such month shall be computed on the basis of the value of the net assets of that Series as last determined (whether during or prior to such month). If a Series determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 4.

5. Books and Records. The Adviser agrees to maintain such books and records with respect to its services to the Fund on behalf of the Series as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other  applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions. The Adviser also agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the
1940 Act and otherwise in connection with its services hereunder are the property of the Fund and will be surrendered promptly to the Fund upon its request. And the Adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund or the Series are being conducted in accordance with applicable laws and regulations.

6. Standard  of  Care  and  Limitation  of  Liability.  The  Adviser  shall  exercise  its  best  judgment  in rendering the services provided by it under this Agreement. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Series in connection with the matters to which this Agreement relates, provided  that nothing in this Agreement shall be deemed to protect or purport to protect the Adviser against any liability to the Fund, a Series or to holders of shares of a Series to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement.

7. Services Not Exclusive. It is understood that the services of the Adviser are not exclusive, and nothing in  this  Agreement  shall  prevent  the  Adviser  from  providing  similar  services  to  other  investment companies (whether or not their investment objectives and policies are similar to those of a Series) or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Adviser's  ability to meet its obligations to a Series and to the Fund hereunder. When the Adviser recommends the purchase or sale of a security for other investment  companies  and other clients, and at  the  same time  the  Adviser recommends  the purchase or sale of the same security for a Series, it is understood that in light of its fiduciary duty to the Fund on behalf of the Series, such transactions will be executed on a basis that is fair and equitable to the Series. In connection with  purchases or sales of portfolio securities for the account of a Series, neither the Adviser nor any of its directors, officers or employees shall act as a principal or agent or receive any commission. If the Adviser provides any advice to  its clients concerning the shares of a Series, the Adviser shall act solely as investment counsel for such clients and not in any way on behalf of that Series.

8.  Duration  and  Termination.  This  Agreement  shall  continue  with  respect  to  each  Series  until __________________,  200_,  and  thereafter  shall  continue  automatically  with  respect  to  each  Series  for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Directors or (ii) a vote of a majority of the outstanding voting securities of that Series (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting  called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated with respect to one or more Series: (a) at any time without penalty by the Fund or such Series upon the vote of a majority of the Directors or by vote of the majority of the outstanding voting securities of each applicable Series, upon sixty (60) days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon ninety (90) days' written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment, with respect to any Series for which it is assigned (as defined in the 1940 Act).

9. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by  an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or  termination  is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of each affected Series, (ii) the Directors and (iii) a majority of the Directors who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

10. Miscellaneous.

(a)  This  Agreement  shall  be  governed  by  the  laws  of  the  State  of Maryland,  provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

(b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(c) If any provision of this Agreement shall be held or made invalid by a court   decision,   statute,   rule   or   otherwise,   the   remainder   of   this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(d) Nothing herein shall be construed as constituting the Adviser as an agent of the Fund or a Series.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of , 2006.

STEWARD FUNDS, INC., on behalf of Steward International
Equity Fund and Steward Short-Term Select Bond Fund

By________________________
     Edward L. Jaroski, President

CAPSTONE ASSET MANAGEMENT COMPANY

By_________________________
         Edward L. Jaroski, President

Exhibit C

Current Investment Advisory Agreement
For Steward Small-Mid Cap Enhanced Index Fund

AMENDMENT AND RESTATEMENT OF
INVESTMENT ADVISORY AGREEMENT ("AGREEMENT")
between
CAPSTONE U.S. TREND FUND, INC. ("COMPANY")
and
CAPSTONE ASSET MANAGEMENT COMPANY ("ADVISER")
April 1, 2008

WHEREAS, (a) the name of the Company was changed to Capstone Growth Fund, Inc. on September 6, 1994 and (b) the name was further changed to Capstone Series Fund, Inc. on January 22, 2002, (c) the name of the Company's original series of shares ("Fund") was changed to Capstone Growth Fund also on January 22, 2002, (d) the name of the Fund was changed to Steward Small-Cap Equity Fund on December 20, 2005 and (d) the name of the Fund was changed to Steward Small-Mid Cap Enhanced Index Fund on March 31, 2008; and

WHEREAS, the Company's Board of Directors, and its independent directors, each voting unanimously and separately at an in-person meeting held February 15, 2008, approved an amended, reduced schedule of fees for investment advisory services for the Fund, such fees for investment advisory services to be, in all cases, less, and in no event greater, than the fees payable under the Agreement as in effect prior to this amendment, with no decrease in the nature or quality of the investment advisory services to be received by the Fund, and

WHEREAS, the Company's Board of Directors, and its independent directors, each voting unanimously and separately at an in-person meeting held February 15, 2008, approved an amended schedule of fees for administrative services for the Fund that (a) reduced such fees at higher asset levels and (b) provided for fees to be based on the aggregate assets of the Fund plus the assets of series of the Steward Funds, Inc., such fees for administrative services to be, in all cases no greater, and in some cases less, than the fees payable under the Agreement as in effect prior to this amendment, with no decrease in the nature or quality of the administrative services to be received by the Fund, and

WHEREAS, the Company's Board of Directors, and its independent directors, each voting unanimously and separately at an in-person meeting held February 15, 2008, approved the form of this amended and restated agreement;

NOW THEREFORE, effective April 1, 2008, the Investment Advisory Agreement between the Adviser and the Company with respect to the Fund ("Agreement") is amended and restated as follows to reflect the foregoing changes:

CAPSTONE SERIES FUND, INC.

INVESTMENT ADVISORY AGREEMENT

AGREEMENT, originally effective commencing on May 11, 1992, between Capstone Asset Management Company ("Adviser") and Capstone Series Fund, Inc. ("Company") with respect to Steward Small-Mid Cap Enhanced Index Fund ("Fund"), and amended and restated as of April 1, 2008.

WHEREAS, the Company is a Maryland corporation organized under Articles of Incorporation dated May 11, 1992, ("Articles") and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end, diversified management investment company, and the Fund is a series of the Company registered under the 1940 Act as an open-end, diversified management investment company.

WHEREAS, the Company wishes to retain the Adviser to render investment advisory and administrative services to the Fund, and the Adviser is willing to furnish such services to the Fund;

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Company and the Adviser as follows:

1. Appointment. The Company hereby appoints the Adviser to act as investment adviser and administrator to the Fund for the periods and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. Investment Advisory and Administrative Duties. Subject to the supervision of the Directors of the Company, the Adviser will (a) provide a program of continuous investment management for the Fund in accordance with the Fund's investment objectives, policies and limitations as stated in the Fund's prospectus and Statement of Additional Information included as part of the Company's Registration Statement filed with the Securities and Exchange Commission, as they may be amended from time to time, copies of which shall be provided to the Adviser by the Company; (b) make investment decisions for the Fund; and (c) place orders to purchase and sell securities for the Fund.

In performing its investment management services to the Fund hereunder, the Adviser will provide the Fund with ongoing investment guidance and policy direction, including oral and written research, analysis, advice, statistical and economic data and judgments regarding individual investments, general economic conditions and trends and long-range investment policy. The Adviser will determine the securities, instruments, repurchase agreements, options, futures and other investments and techniques that the Fund will purchase, sell, enter into or use, and will provide an ongoing evaluation of the Fund's portfolio. The Adviser will determine what portion of the Fund's portfolio shall be invested, in securities and other assets, and what portion if any, should be held uninvested.

The Adviser shall furnish to the Fund adequate (i) office space, which may be space within the offices of the Adviser or in such other places as may be agreed upon from time to time and (ii) office furnishings, facilities and equipment as may be reasonably required for managing the corporate affairs and conducting the business of the Fund, including complying with the corporate reporting requirements of the various states in which the Fund does business, and conducting correspondence and other communications with the shareholders of the Fund. The Adviser shall employ or provide and compensate the executive, secretarial and clerical personnel necessary to provide such services.

The Adviser further agrees that, in performing its duties hereunder, it will:

         (a) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code (the "Code") and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Directors;

(b) use reasonable efforts to manage the Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

         (c) place orders pursuant to its investment determinations for the Fund directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in the Fund's prospectus and/or Statement of Additional Information and in accordance with applicable legal requirements:

         (d) furnish to the Company whatever statistical information the Company may reasonably request with respect to the Fund's assets or contemplated investments. In addition, the Adviser will keep the Company and the Directors informed of developments materially affecting the Fund's portfolio and shall, on the Adviser's own initiative, furnish to the Company from time to time whatever information the Adviser believes appropriate for this purpose;

         (e) make available to the Company, promptly upon its request, such copies of the Adviser's investment records and ledgers with respect to the Fund as may be required to assist the Fund in its compliance with applicable laws and regulations. The Adviser will furnish the Directors with such periodic and special reports regarding the Fund as they may reasonably request;

         (f) immediately notify the Company in the event that the Adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Adviser from serving as investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission ("SEC") or other regulatory authority. The Adviser further agrees to notify the Company immediately of any material fact known to the Adviser respecting or relating to the Adviser that is not contained in the Fund's Registration Statement, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect.

3. Additional Services. If the Company so requests, the Adviser shall also maintain all internal bookkeeping, accounting and auditing services and records in connection with maintaining the Fund's financial books and records, and shall calculate the Fund's daily net asset value. For these services, the Fund shall pay to the Adviser a monthly fee, which shall be in addition to the fees payable pursuant to Section 5 hereof, to reimburse the Adviser for its costs, without profit, for performing such services.

4. Allocation of Charges and Expenses. Except as otherwise specifically provided in this Section 4, the Adviser shall pay the compensation and expenses of all its directors, officers and employees who serve as officers and executive employees of the Company or the Fund (including the Company's or Fund's share of payroll taxes for such persons), and the Adviser shall make available, without expense to the Company or the Fund, the service of its directors, officers and employees who may be duly elected officers of the Company or the Fund, subject to their individual consent to serve and to any limitations imposed by law.

The Adviser shall not be required to pay any expenses of the Company or the Fund other than those specifically allocated to the Adviser in this Section 4. In particular, but without limiting the generality of the foregoing, the Adviser shall not be responsible, except to the extent of the reasonable compensation of such of the Company's or Fund's employees as are officers or employees of the Adviser whose services may be involved, for the following expenses of the Company or the Fund: organization and certain offering expenses of the Company or the Fund (including out-of-pocket expenses, but not including the Adviser's overhead and employee costs); fees payable to the Adviser and to any other Company or Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; costs of insurance relating to fidelity coverage for the Company's or Fund's officers and employees; fees and expenses of Fund's custodian, any subcustodian, transfer agent, registrar, or dividend disbursing agent; payments to the Adviser for maintaining the Fund's financial books and records and calculating its daily net asset value pursuant to Section 3 hereof; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution, sale or redemption of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery; any litigation expenses; costs of stockholders' meetings; the compensation and all expenses (specifically including travel expenses relating to the Fund's business) of officers, directors and employees of the Company or the Fund who are not interested persons of the Adviser; and travel expenses (or an appropriate portion thereof) of officers or directors of the Company or the Fund who are officers, directors or employees of the Adviser to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Company with respect to matters concerning the Fund, or any committees thereof or advisers thereto.

5. Compensation. As compensation for the services provided and expenses assumed by the Adviser under this Agreement, except for any additional services provided by the Adviser pursuant to Section 3 hereof, the Fund will pay the Adviser at the end of each calendar month an investment advisory fee and an administration fee each computed daily based on the Fund's average daily net assets at the following annual rates:

Investment Advisory Fee

0.150% on assets up to $500,000,000
0.125% on assets from $500,000,001 to $1,000,000,000
0.100% on assets in excess of $1,000,000

As compensation for administrative services provided and expenses assumed by the Adviser under this Agreement, except for any additional services provided by the Adviser pursuant to Section 3 hereof, the Fund will pay the Adviser at the end of each calendar month an administration fee computed daily, based on the aggregate of the average daily net assets of the Fund plus the average daily net assets of the series of Steward Funds, Inc. (together "Total Aggregate Assets"), at the following annual rates, the Fund to pay the portion of such administration fee that is proportional to the ratio of its average daily net assets to such Total Aggregate Assets:

Administration Fee

0.075% on Total Aggregate Assets up to $500,000,000
0.030% on Total Aggregate assets in excess of $500,000,000

The "average daily net assets" of the Fund shall mean the average of the values placed on the net assets of the Fund as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such other time. The value of net assets of the Fund shall always be determined pursuant to the applicable provisions of the Articles and the Registration Statement. If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this Section 5, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of the close of regular trading on the New York Stock Exchange, or as of such other time as the value of the net assets of the Fund's portfolio may lawfully be determined, on that day. If the determination of the net asset value of the shares of the Fund has been so suspended for a period including any month end when the Adviser's compensation is payable at the end of such month, then such value shall be computed on the basis of the value of net assets of the Fund as last determined (whether during or prior to such month). If the Fund determines the value of its net assets more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Section 5.

In the event that the Adviser's gross compensation hereunder shall, when added to the other expenses of the Fund, cause the aggregate expenses of the Fund to exceed the maximum expenses permitted under the lowest applicable expense limitation established pursuant to the statutes or regulations of any jurisdiction in which the shares of the Fund may be qualified for offer or sale, the total compensation paid or payable to the Adviser shall be reduced (but not below zero) to the extent necessary to cause the Fund not to exceed such expense limitation. Except to the extent that such reduction has been reflected in lowered monthly payments to the Adviser, the Adviser shall refund to the Fund the amount by which the total payments received by the Adviser are in excess of such expense limitation as promptly as practicable after the end of such fiscal year, provided that the Adviser shall not be required to pay the Fund an amount greater than the fee otherwise payable to the Adviser in respect of such year. As used in this Section 5, "expenses" shall mean those expenses included in the applicable expense limitation having the broadest specifications thereof , and "expense limitation " shall mean a limitation on the maximum annual expenses which may be incurred by an investment company as determined by applicable law. The words "lowest applicable expense limitation " shall be deemed to be that which results in the largest reduction of the Adviser's compensation for any fiscal year of the Fund; provided, however, that nothing in this Agreement shall limit the Adviser's fees if not required by an applicable statute or regulation referred to above in this Section 5.

6. Books and Records. The Adviser agrees to maintain such books and records with respect to its services to the Fund as are required by Section 31 under the 1940 Act , and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions. The Adviser also agrees that records it maintains and preserves pursuant to Rule 31a-1 and Rule 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the property of the Fund and will be surrendered promptly to the Fund upon its request. And the Adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws and regulations.

7. Standard of Care and Limitation of Liability. The Adviser shall exercise its best judgment in rendering the services provided by it under this Agreement. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the holders of the Fund's shares in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Adviser against any liability to the Fund, or to holders of the Fund's shares to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement. As used in this Section 7, the term "Adviser" shall include any officers, directors, employees or other affiliates of the Adviser performing services with respect to the Fund.

8. Services Not Exclusive. It is understood that the services of the Adviser are not exclusive, and that nothing in this Agreement shall prevent the Adviser from providing similar services to other investment companies or to other series of investment companies, or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Adviser's ability to meet its obligations to the Fund hereunder. When the Adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Adviser recommends the purchase or sale of the same security for the Fund, it is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Adviser nor any of its directors, officers or employees shall act as a principal or agent or receive any commission, provided that portfolio transactions for the Fund may be executed through firms affiliated with the Adviser, in accordance with applicable legal requirements. If the Adviser provides any advice to its clients concerning the shares of the Fund, the Adviser shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

9. Duration and Termination. This Agreement shall continue until April 1, 2009, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Directors or (ii) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated (a) at any time without penalty by the Fund upon the vote of a majority of the Directors or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days' written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

10. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Directors, including a majority of Directors who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

11. Miscellaneous.

a.
This Agreement shall be governed by the laws of the State of Texas, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

b.	The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

c.
If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

d.	Nothing herein shall be construed as constituting the Adviser as an agent of the Fund.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of April 1, 2008.

CAPSTONE SERIES FUND, INC.
On behalf of Steward Small-Mid Cap Enhanced Index Fund

By: _____________________________________
President

CAPSTONE ASSET MANAGEMENT COMPANY

By: _____________________________________
President

Exhibit D

New Administration Agreement

STEWARD FUNDS, INC.

ADMINISTRATION AGREEMENT

THIS ADMINISTRATION AGREEMENT dated ____________, 2011, by and between CFS CONSULTING SERVICES, LLC,  ("Administrator"), a _________ corporation having its principal place of business in Houston, Texas and STEWARD FUNDS, INC. ("Company") on behalf of its series listed on Attachment A hereto (each, a "Fund"), a Maryland corporation having its principal place of business in Houston, Texas.

W I T N E S S E T H

WHEREAS, the Company is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Act"); and

WHEREAS, the Administrator is engaged in the business of rendering administrative and supervisory services to investment companies; and

WHEREAS, the Company desires to retain the Administrator to render supervisory and administrative services to the Company in connection with the Funds, in the manner and on the terms hereinafter set forth;

NOW THEREFORE, in consideration of the premises and the terms and provisions hereinafter set forth, the parties hereto agree as follows:

1.
Employment of the Administrator. The Company hereby employs the Administrator to perform the duties set forth in Paragraph 2 hereof for the period and on the terms hereinafter set forth. The Administrator hereby accepts such employment and agrees during such period to render the services herein set forth for the compensation herein provided. The Administrator shall for all purposes herein be deemed to be an independent contractor and, except as expressly provided or authorized (whether herein or otherwise), shall have no authority to act for or represent the Company or the Funds in any way or otherwise be deemed an agent of the Company or the Funds.

2.
Duties of the Administrator. The Administrator, subject to the direction of the Board of Directors and officers of the Company, undertakes to provide the following services and to assume the following obligations:

(a)
Administrative Services. The Administrator shall conduct and manage the day-to-day operations of the Funds, including (i) the coordination of all matters relating to the functions of the investment adviser, custodian, transfer agent, other shareholder service agents, accountants, attorneys and other parties performing services or operational functions for the Funds, (ii) providing the Funds, at the Administrator's expense, with services of persons competent to perform such administrative and clerical functions as are necessary in order to provide effective administration of the Funds, including duties in connection with shareholder relations, reports,  redemption requests and account adjustments and the maintenance of certain books and records of the Funds, (iii) the preparation of registration statements, prospectuses, reports, proxy solicitation materials and  amendments thereto and the furnishing of legal services to the Funds except for services provided by outside counsel to be selected by the Board of Directors, and (iv) providing the Funds, at the Administrator's expense, with adequate office space and related  services  necessary for its operations as contemplated in this Agreement.

(b)
Other Obligations and Services. The Administrator shall make its officers and employees available to the Board of Directors and officers of the Company for consultation and discussions regarding the administrative management of the Funds.

3.	Expenses of the Funds.

(a)
The Administrator. The Administrator assumes and shall pay for maintaining the staff and personnel and shall at its own expense provide the equipment (other than equipment used in connection with the Funds' custodial system), office space and facilities necessary to perform its obligations under this Agreement, and shall pay all compensation of officers of the Company and the fees of all directors of the Company who are affiliated persons of the Administrator.

(b)
The Company and the Funds. The Company and the Funds assume and shall pay or shall arrange for others to pay all other expenses of the Company and the Funds, including (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of portfolio investments; (iii) the compensation and all expenses (specifically including travel expenses relating to the Fund’s business) of officers, directors and employees of the Company or the Fund who are not interested persons of the Administrator; and travel expenses (or an appropriate portion thereof) of officers or directors of the Company or the Fund who are officers, directors or employees of the Administrator to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Company with respect to matters concerning the Fund, or any committees thereof or advisers thereto; (iv) fees and expenses of outside counsel to and of independent accountants of the Company and/or the Funds selected by the Board of Directors; (v) custodian, registrar and transfer agent fees and expenses; (vi) expenses related to the repurchase or redemption of the Funds' shares  including expenses related to a program of periodic repurchases or redemptions; (vii) expenses related to the issuance of the Funds' shares against payment therefor by or on behalf of the subscribers thereto; (viii) fees and related expenses of registering and  qualifying the Company, the Funds and their shares for distribution under state and federal securities laws; (ix) expenses of printing and mailing of registration statements, prospectuses, reports, notices and proxy solicitation materials of the Company and the Funds; (x) all other expenses incidental to holding meetings of  the shareholders of the Company and the Funds including proxy solicitations therefor; (xi) expenses for servicing shareholder accounts; (xii) insurance premiums for fidelity coverage and errors and omissions insurance; (xiii) dues for membership of the Company and the Funds in trade associations approved by the Board of Directors; and (xiv) such non-recurring expenses as may arise, including those associated with actions, suits or proceedings arising out of the activities of the Company or the Funds to which the Company or the Funds are a party and the legal obligation which the Company or the Funds may have to indemnify the officers and directors with respect thereto. To the extent that any of the foregoing expenses are allocated among the Company, the Funds and any other party, such allocations shall be made pursuant to methods approved by the Board of Directors.

4.
Compensation. As compensation for the services rendered, the facilities furnished and the expenses assumed by the Administrator, each Fund shall pay to the Administrator at the end of each calendar month an administration fee computed daily based on the aggregate of the average daily net assets of each Fund (“Total Aggregate Assets”), at the annual rate of 0.075% of the first $500 million of Total Aggregate Assets and 0.03% on Total Aggregate Assets in excess of $500 million, each Fund to pay the portion of such fee that is proportional to the ratio of its average daily nets assets to such Total Aggregate Assets.  The “average daily net assets” of each Fund shall mean the average of the values placed on the net assets of such Fund as of 4:00 p.m. (New York time) on each day on which the net asset value of such Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if such Fund lawfully determines the value of its net assets as of some other time on each business day, as of such other time. The value of net assets of each Fund shall always be determined pursuant to the applicable provisions of its Articles of Incorporation, as amended from time to time, and its Registration Statement filed with the Securities and Exchange Commission, as amended from time to time. If, pursuant to such provisions, the determination of net asset value of a Fund is suspended for any particular business day, then for the purposes of this Section 4, the value of the net assets of such Fund as last determined shall be deemed to be the value of its net assets as of the close of regular trading on the New York Stock Exchange, or as of such other time as the value of the net assets of the Fund’s portfolio may lawfully be determined, on that day. If the determination of the net asset value of the shares of a Fund has been so suspended for a period including any month end when the Administrator’s compensation is payable at the end of such month, then such value shall be computed on the basis of the value of net assets of such Fund as last determined (whether during or prior to such month). If a Fund determines the value of its net assets more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Section 4.

5.	Activities of the Administrator. The services of the Administrator to the Funds hereunder are not to be deemed exclusive and the Administrator shall be free to render similar services to others.

6.
Liabilities of the Administrator. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Administrator, the Administrator shall not be liable to the Company, the Funds, or to any shareholder of a Fund for any act or omission in the course of, or in connection with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

7.	Renewal. The term of this Agreement shall commence on the date hereof and shall continue in effect until terminated in accordance with Paragraph 8 hereof.

8.
Termination.  After April 1, 2009, this Agreement may be terminated with respect to one or more Funds without the payment of any penalty (i) by the Company on 60 days' notice to the Administrator and (ii) by the Administrator on 90 days' written notice to the Company.

9.
Amendments. This Agreement may be amended by written agreement between the parties at any time provided such amendment is authorized or approved by the Board of Directors of the Company, and in accordance with any applicable regulatory requirements.

10.
Notices. Any and all notices or other communications required or permitted under this Agreement shall be in writing and shall be deemed sufficient when mailed by United States certified mail, return receipt requested, or delivered in person against receipt to the party to whom it is to be given, at the address of such party set forth below:

If to the Administrator:

Capstone Asset Management Company
3700 West Sam Houston Parkway South, Suite 250
Houston, Texas 77042

If to the Company:
Steward Funds, Inc.
3700 West Sam Houston Parkway South, Suite 250
Houston, Texas 77042

or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 10.

11.
Severability. If any provision of this Agreement is invalid, illegal or unenforceable, the balance of this Agreement shall remain in full force and effect and this Agreement shall be construed in all respects as if such invalid, illegal or unenforceable provision were omitted.

12.
Headings. Any paragraph headings in this Agreement are for convenience of reference only, and shall be given no effect in the construction or interpretation of this Agreement or any provisions thereof.

13.	Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and which together shall constitute but one and the same instrument.

14.
Governing Law. This Agreement shall be subject to the laws of the State of Texas, and shall be interpreted and construed to further and promote the operation of the Company, including each Fund, as a diversified open-end management company.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date first written above.

STEWARD FUNDS, INC.

By____________________                                         Date:___________________
Name: Edward L. Jaroski
Title: President

CAPSTONE ASSET MANAGEMENT COMPANY
By____________________                                         Date:___________________
Name: Edward L. Jaroski
Title: President

ATTACHMENT A

SERIES OF STEWARD FUNDS, INC.

Steward Large Cap Enhanced Index Fund
Steward Global Equity Income Fund
Steward International Enhanced Index Fund
Steward Select Bond Fund

Supplement to
Administration Agreement
Between
CFS Consulting Services, LLC
And
Steward Funds, Inc.
Dated _________, 2011
(“Agreement”)

_____________, 2011

Until such time as Steward Small-Mid Cap Enhanced Index Fund (“Fund”), a series of Capstone Series Fund, Inc., is reorganized as a series of Steward Funds, Inc., the Agreement shall be applicable to the Fund as its administration agreement.

Effective upon the reorganization of the Fund as a series of Steward Funds, Inc., the Fund shall be added as a series on Appendix A of the Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of _________________, 2011.

CAPSTONE SERIES FUND, INC.

By __________________________________
      Edward L. Jaroski, President

CAPSTONE ASSET MANAGEMENT COMPANY

By ___________________________________
      Edward L. Jaroski, President

Exhibit E

The name, address and principal occupation of the principal executive officer, and each director of CAMCO are as follows:

Address of each:  3700 West Sam Houston Parkway South, Suite 250, Houston, Texas 77042

Directors:	Ed Jaroski
Scott Wynant
John Wolf

President/CEO:	Ed Jaroski

Senior Vice President:	Joel Kennedy/CFO
Richard Nunn/ CCO
Thom Severson
John Wolf
Scott Tallman
Claude Cody
Mel Cody
Scott Wynant

Vice President:	Pat Garboden
Lynnette Bross
Paul Townsen
Doug Willingham
Renee Estridge
Kim Spangler
Scott Frakes
Jason Gantt

Secretary:	Joel Kennedy

Treasurer:	Carla Homer

Assistant Vice President:	Kim Wallis-McLaney
Gina Garcia
Robert Karisch

Assistant Secretary:	Kim Wallis-McLaney

Following are Fund Directors and officers who are also officers, employees or directors of CAMCO or shareholders of CFS:

Name	Role with Funds	Role with CAMCO.CFS	Shares of CFS
Edward Jaroski	Trustee, President & Chairman of the Boards	President/CEO	25,500 (Class A) 3,638 (Class B)
Richard Nunn	Sr. V.P./CCO	Sr. V.P./CCO	2,000 (Class B)
Carla Homer	Treasurer	Treasurer	0
Kimberly McLaney	Asst. V.P./ Asst. Sec	Asst. V.P./ Asst. Sec	0
Claude Cody	Portfolio Manager/Sr. V.P.	Senior V.P.	8,293 (Class B)
Scott Wynant	Executive V.P.	Executive V.P.	1,000 (Class B)

[FRONT OF PROXY CARD]

STEWARD FUNDS, INC.
[name of series to be inserted]
3700 West Sam Houston Parkway South, Suite 250, Houston, Texas 77042

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON NOVEMBER 18, 2011

The undersigned hereby appoint(s) Edward Jaroski and Kimberly McLaney or any one of them, proxies, with full power of substitution, to vote all shares of [name of series]  which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Steward Funds to be held at the offices of the Steward Funds at 3700 West Sam Houston Parkway South, Suite 250, Houston, Texas 77042 on November 18, 2011 at 9:00 a.m., Central Standard Time, and at any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF THE BOARD OF DIRECTORS

This proxy must be signed exactly as your name(s) appears hereon. If as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.

Signature (and title, if applicable)                                                                                                                   Date

Signature (and title, if applicable)                                                                                                                   Date

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING EITHER OF THE TWO METHODS DESCRIBED BELOW.

Two simple methods to vote your proxy”

1. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.
2.Phone:	Dial toll-free 1-800-814-4284 to speak with a representative. Please have this proxy card available at the time of the call.

Important notice regarding the availability of proxy materials for the Special Meeting of Shareholders of Steward Funds, Inc to be held on November 18, 2011.  The proxy statement for this meeting is available at:  www.proxyonline.us/docs/StewardFunds.pdf

[BACK OF PROXY CARD]

[Name of Fund]

This proxy will be voted as instructed. If no specification is made, the proxy will be voted “FOR” Proposal 1 and for each nominee as Director, and will grant authority to transact such other business that may properly come before the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1 AND FOR EACH NOMINEE AS DIRECTOR

Please indicate your vote by an “x” in the appropriate box below.

  1.To approve the new investment advisory agreement with Capstone Asset Management Company:  (Steward Large Cap Enhanced Index Fund, Steward Global Equity Income Fund, Steward International Enhanced Index Fund and Steward Select Bond Fund)

For ___   Against ____  Abstain ___

3. Election of Directors.  The Board recommends that you vote FOR each of the following nominees:  (All Funds)

                                                            For                      Withhold

John M. Briggs                               _________             _____________
William H. Herrmann                    _________              _____________
Edward L. Jaroski                          _________              _____________
James F. Leary                               _________              _____________
Leonard B. Melley, Jr.                   _________              _____________
John R. Parker                               _________              _____________

 In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment or postponement thereof.

PLEASE EXECUTE THE ENCLOSED PROXY CARD PROMPTLY AND RETURN IT IN THE PRE-ADRESSED, POSTAGE-PAID ENCLOSED ENVELOPE.  If you plan to attend the Meeting in person, you will need to bring proof of ownership and amount of Fund shares.  Such proof includes the proxy card (or a copy) or, if your shares are held of record by a financial intermediary, such as a broker-dealer, or nominee, a proxy card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your Fund holdings.

YOUR VOTE IS IMPORTANT.  WE URGE  YOU TO EXERCISE YOUR RIGHTS TO VOTE PROMPTLY

[FRONT OF PROXY CARD]

CAPSTONE SERIES FUND, INC.
STEWARD SMALL-MID CAP ENHANCED INDEX FUND
3700 West Sam Houston Parkway South, Suite 250, Houston, Texas 77042

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON NOVEMBER 18, 2011

The undersigned hereby appoint(s) Edward Jaroski and Kimberly McLaney or any one of them, proxies, with full power of substitution, to vote all shares of Steward Small-Mid Cap Enhanced Index Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 3700 West Sam Houston Parkway South, Suite 250, Houston, Texas 77042 on November 18, 2011 at 9:00 a.m., Central Standard Time, and at any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF THE BOARD OF DIRECTORS

This proxy must be signed exactly as your name(s) appears hereon. If as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.

Signature (and title, if applicable)                                                                                                                   Date

Signature (and title, if applicable)                                                                                                                   Date

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING EITHER OF THE TWO METHODS DESCRIBED BELOW.

Two simple methods to vote your proxy”

1. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.
2.Phone:	Dial toll-free 1-800-814-4284 to speak with a representative. Please have this proxy card available at the time of the call.

Important notice regarding the availability of proxy materials for the Special Meeting of Shareholders of Steward Funds, Inc to be held on November 18, 2011.  The proxy statement for this meeting is available at:  www.proxyonline.us/docs/StewardFunds.pdf

[BACK OF PROXY CARD]

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

This proxy will be voted as instructed. If no specification is made, the proxy will be voted “FOR” Proposal 2 and for each nominee as Director, and will grant authority to transact such other business that may properly come before the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2 AND FOR EACH NOMINEE AS DIRECTOR

Please indicate your vote by an “x” in the appropriate box below.

  2.To approve the new investment advisory agreement with Capstone Asset Management Company and the new Administration Agreement with CFS Consulting Services, LLC:  (Steward Small-Mid Cap Enhanced Index Fund)

For ___   Against ____  Abstain ___

3. Election of Directors.  The Board recommends that you vote FOR each of the following nominees:  (All Funds)

                                                            For                      Withhold

John M. Briggs                               _________             _____________
William H. Herrmann                    _________             _____________
Edward L. Jaroski                           _________             _____________
James F. Leary                                _________             _____________
Leonard B. Melley, Jr.                   _________             _____________
John R. Parker                                _________             _____________

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment or postponement thereof.

PLEASE EXECUTE THE ENCLOSED PROXY CARD PROMPTLY AND RETURN IT IN THE PRE-ADRESSED, POSTAGE-PAID ENCLOSED ENVELOPE.  If you plan to attend the Meeting in person, you will need to bring proof of ownership and amount of Fund shares.  Such proof includes the proxy card (or a copy) or, if your shares are held of record by a financial intermediary, such as a broker-dealer, or nominee, a proxy card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your Fund holdings.

YOUR VOTE IS IMPORTANT.  WE URGE  YOU TO EXERCISE YOUR RIGHTS TO VOTE PROMPTLY